UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

CHECK APPROPRIATE BOX OR BOXES

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_] PRE-EFFECTIVE AMENDMENT NO. __ [_] POST-EFFECTIVE AMENDMENT NO. 103 [x]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 AMENDMENT NO. 72 [x]

AMERICAN GROWTH FUND, INC.

     (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER) 1636 Logan Street, Denver, Colorado 80203 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE) REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE (303) 626-0600

1636 Logan Street, Denver, CO 80203
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

[_]	immediately upon filing pursuant to paragraph (b)
[x]	on November 30, 2019 pursuant to paragraph (b)
[_]	60 days after filing pursuant to paragraph (a)(1)
[_]	on _______________ Pursuant to paragraph (a)(1)
[_]	75 days after filing pursuant to paragraph (a)(2)
[_]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective Date for a previously filed post-effective amendment.

Series Two Prospectus Page 1

Class E Shares : AMREX

Effective November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 800-525-2406, optin@americangrowthfund.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 800-525-2406, optout@americangrowthfund.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all American Growth Fund, Inc. funds held directly or to all funds held through your financial intermediary, as applicable.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Series Two Prospectus Page 2

Table of Contents

Account Minimum, 16
ADDITIONAL INVESTMENT INFORMATION, 6
AUTOMATIC CASH WITHDRAWAL PLAN, 17
BROKERAGE, 20
CALCULATION OF NET ASSET VALUE, 21
Chief Compliance Officer, 13
CLASSIFICATION, 2
CONTROL PERSONS AND PRINCIPAL HOLDERS OF
SECURITIES, 13
CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM, 26
DISCLOSURE OF PORTFOLIO HOLDINGS, 8
Distribution Arrangements, 16
DISTRIBUTION OF SHARES, 15
DISTRIBUTION PLANS, 18
Dividends and Distributions, 16
DIVIDENDS, DISTRIBUTIONS AND TAXES, 21
Fee Table, 4
Financial Highlights, 17
Frequent Purchases and Redemptions of Fund Shares, 16
FUND HISTORY, 2
How does the Fund implement its principal investment
objective, 8
How is the Fund managed, 13
How to Redeem Shares, 15
INVESTMENT ADVISORY AGREEMENT, 13
Investment Objectives, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings, 8
Investment Objectives/Goals, 4
INVESTMENT RISKS, 3
INVESTMENT STRATEGIES, 2
MANAGEMENT OF THE FUND, 9
Management, Organization, and Capital Structure, 12
OTHER SERVICE PROVIDERS, 15

Payments to Broker-Dealers and Other Financial
Intermediaries, 8
PERFORMANCE DATA, 24
Portfolio Holdings, 12
Portfolio Manager, 8, 13
PORTFOLIO MANAGERS, 15
Portfolio Turnover, 4
PORTFOLIO TURNOVER, 8
Pricing of Fund Shares, 13
Principal Investment Strategy, 5
Principal risks of investing in the Fund, 5
PRINCIPAL UNDERWRITER, 14
Proxy Voting, 18
PROXY VOTING POLICIES, 12
Purchase and Sale of Fund Shares, 8
Purchase of Fund Shares, 14
Retirement Plans, 15
RETIREMENT PLANS, 17
Risk Return Summary, 4
Risk/Return Bar Chart and Table, 7
Risks presented by the Fund’s Investing in Companies
Involved in the Legal Cannabis Business, 9
Sales Charges, 16
SERVICE AGREEMENTS, 14
Shareholder Information, 13
Special Services Available when Purchasing Fund Shares,
14
Tax Consequences, 8
TEMPORARY DEFENSIVE POSITION, 8
The Investment Adviser, 8, 12
TRANSFER AGENT, 27
Understanding the Financial Highlights, 18
What is the Fund’s investment objective, 8

Series Two Prospectus Page 3

Risk/Return Summary
Investment Objectives/Goals
The Fund’s primary objective is growth of capital.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the American Growth Fund. More information about these breakpoints can be found under “Distribution Arrangements” on page 16 of this prospectus.

Class E
SHAREHOLDER FEES: (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering
price)	5.75%
Maximum deferred sales charge (load) as a percentage of original purchase price or 1%
redemption proceeds, whichever is lower (a)
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption Fees	None
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment) ended July 31, 2019:

Management Fees	1.00)%
Distribution and Service (12b-1) fees	0.30%
Other Expenses	8.60)%
Acquired Fund fees and expenses (b)	0.03%
Total Annual Fund Operating Expenses before fee waiver (c)	9.93)%
Fee Waiver (d)	(1.00)%
Total Annual Fund Operating Expenses (e)	8.93)%

(a) Purchases of $1,000,000 or more or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

(b) The acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

(c) The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets in the Financial Highlights Table below, which do not include acquired fund fees and expenses.

(d) Fee Waiver Agreement was executed August 1, 2019.

(e) The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets in the Financial Highlights Table below, which do not include acquired fund fees and expenses and fee waiver which started August 1, 2019. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	Year	3 Years	5 Years	10 Years
Class E	$1,485		$3,174	$4,701	$7,911
You would pay the following expenses if you did not redeem your shares:
Class E	$1,485		$3,174	$4,701	$7,911

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in

Series Two Prospectus Page 4

annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategy

Investment Research Corporation (the "Adviser") manages the Fund by searching for companies/investments with growth potential that could show faster growth than markets indexes. The Adviser also looks for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved, in at least some way, in the legal cannabis business. In addition to the principal investment strategy, the Fund may also invest in securities convertible into common stock in companies involved, in at least some way, in the legal cannabis business. Examples of companies associated with the legal cannabis industry could include legally registered publicly traded companies in fields such as agriculture, pharmaceutical, hydroponic or tobacco companies or REITs. These securities may be issued by large companies and also small and mid-sized companies, Micro Cap and Real Estate Investment Trusts (“REITs”). Income through dividend payments is a secondary objective. Income also becomes a Fund objective when it is in a temporary, defensive position. The legal cannabis business does not need to be the sole focus point of a company for Series Two to invest in it nor does it need to account for a majority of its overall revenues. For example, Series Two may invest in Company XYZ, a pharmaceutical company developing uses for medical cannabis even if the revenues produced as a result of the sales of medical cannabis is responsible for less than 5% of XYZ’s overall revenue. The Fund may invest in securities of other investment companies, including exchange-traded funds, to obtain desired exposures.

There are several reasons that could cause the Adviser to sell all, or a portion of, a position of the Fund’s portfolio holdings. These reasons include, in the Adviser’s opinion, one of more of the following occurs: (i) the company no longer meets the investment criteria defined above; (ii) a particular security has achieved the Adviser’s investment expectations; (iii) the reason(s) for maintaining the position are no longer valid; (iv) the Adviser’s view of the business fundamentals or management of the underlying company changes; (v) a more attractive investment opportunity is found; (vi) general market conditions trigger a change in the Adviser’s assessment criteria; (vii) for other portfolio management reasons; or (viii) the Fund requires cash to meet redemption requests.

Principal risks of investing in the Fund

The primary risks of investing in the Fund are:

~ General Risk - All investments are subject to inherent risk. Markets can trade in random or cyclical price patterns and prices can fall over time. The value of the American Growth Series Two Fund can fluctuate as markets fluctuate over long and short periods of time.

~ Stock Market Risk - the value of an investment may fluctuate.

~ Political, Economic and Regulatory Risk - Changes in economic and tax policies, high inflation rates, government instability, and other political or economic actions or factors that may have an adverse effect on the American Growth Series Two Fund.

~ Cannabis and Hemp Industry Risk – The cannabis industry is a very young, fast evolving industry with increased exposure to rule changes, changes in laws, heightened enforcement of existing laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities.

~ Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

~ Industry and Security Risk - the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond. The Fund may have significant holdings in certain industries and thus may be more susceptible to volatility in those industries, and thus more

Series Two Prospectus Page 5

susceptible to losses.

~ Management and Selection Risk — The risk that the securities selected by the Fund’s management may underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

~ Large Cap Company Risk - slower response to competitors, technology and consumer tastes and slower growth rates during periods of economic expansion.

~ Mid Cap Risk - mid cap stocks tend to have a greater exposure to market fluctuations and failure.

~ Small Cap Risk - small cap stocks tend to have a high exposure to market fluctuations and failure.

~ Micro Cap Risk - low-priced stocks issued by the smallest of companies. Many microcap companies do not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies.

~ REITs Risk - REITs may be subject to certain risks associated with the direct ownership of real property including declines in the value of real estate, risks related to general and local economic conditions, over building and increased competition, increase in property taxes and operating expenses, and variations in rental income.

~ Exchange-Traded Funds (“ETFs”) Risk - The Fund is subject to the risks associated with the securities or other investments in which the ETFs invest. The Fund’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Fund’s direct fees and expenses. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.

~ Investments in Other Investment Companies Risk - the Fund’s investments in other investment companies will be subject to the risks of the other investment companies’ portfolio securities and the Fund will bear indirectly the fees and expenses of the other investment companies in which it invests.

~ New Issuer Risk - New Issuers have been in the business less than 3 years, may face increased pressures from established companies, new unseasoned management, may be more volatile and may offer less liquidity then larger companies.

~ Pharmaceutical Company Risk. Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

~ Liquidity Risk - American Growth Series Two Fund may face increased liquidity risk which is the risk that a given security or asset may not be readily marketable.

~ Convertible Security Risk - risk of loss of principal before maturity.

~ Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

~ Risks Related to Investing in Canada. Because some of the investments of the Fund may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by other countries or changes in the other countries’ economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China.

~ Portfolio Turnover Risk - High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund

Series Two Prospectus Page 6

expenses and lower total return.

~ Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Loss of some or all of the money you invest is a risk of investing in Series Two.

Because of the nature of the Fund, you should consider the investment to be a long-term investment that typically provides the best results when held for a number of years.

Please see the Statement of Additional Information for further discussion of risks.

Risk/Return Bar Chart and Table

The bar chart and table are intended to provide you with an indication of the risks of investing in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual returns for Class E shares for 1 year, 5 year and since inception (February 23, 2011) of Series Two compared to those of the Standard and Poor’s 500 Index total return. Past performance, before and after taxes, is not predictive of future performance. Sales load and account fees are not reflected in the bar chart. If the sales load and account fees were included, the returns would be less than those that are shown. Updated performance information for the Fund is available at the Fund’s web site (www.americangrowthfund.com) or toll free telephone number (800) 525-2406.

* The Fund’s performance includes pre-cannabis periods.

Best calendar quarter ended 12/17: 25.88%. Worst calendar quarter ended 12/18: -22.47%. Year to date performance for the period ended 09/30/2019 was -5.11%.

Average annual total returns
for the periods ended	One Year	Five Year**	Since Inception**
December 31, 2018			(02/23/2011)
Class E Return before taxes*	-28.89%	-8.75%	-4.48%

Class E Return after taxes on	-28.89%	-11.04%	-6.23%
Distributions
Class E Return after taxes on
Distributions and Sale of Fund	-24.24%	-6.62%	-3.50%
Shares

Series Two Prospectus Page 7

Standard and Poor’s 500 Index
(reflects no deduction for fees,	-4.38%	8.49%	10.73%
expenses, or taxes)

*Assumes redemption at end of time period.

** For the periods shown prior July 29, 2016, the Fund returns reflect the Fund's performance prior to the change in the Fund's investment strategy to focus on the cannabis business.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes; Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; After-tax returns are shown for only Class E and after-tax returns for other Classes will vary.

The Investment Adviser

The investment adviser is Investment Research Corporation. The Investment Advisor and Underwriter are under common ownership and share many of the same employees.

Portfolio Manager

The Fund is managed by an Investment Committee made up of Timothy Taggart, the Fund´s President, and Robert Fleck, an employee of the Advisor, who have both acted in this capacity since April of 2011.

Purchase and Sale of Fund Shares

When purchasing Fund shares there is no minimum initial or subsequent amount required. You can purchase and sell your shares on any business day through your financial adviser, by mail by writing to: American Growth Fund, 1636 Logan Street, Denver, CO, 80203, by wire if the purchase or sale is over $1,000 or by calling 800-525-2406 if the purchase or sale is $5,000 or less. For more information please visit www.agfseries2.com.

Tax Consequences

Distributions from the Fund’s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings What is the Fund’s investment objective?

The Fund’s investment objective, which is fundamental and cannot be changed without shareholder approval, is growth of capital. Income through dividend payments is a secondary objective. Income also becomes a Fund objective when it is in a temporary, defensive position.

How does the Fund implement its principal investment objective?

In attempting to achieve its principal investment objective, the Fund will attempt to invest at least 80% of its assets in securities involved at least some way in the legal cannabis business. Securities convertible into common stocks traded on national securities exchanges or over-the-counter or REITs may also be utilized. Examples of companies associated with the legal cannabis industry could include legally registered publicly traded companies in fields such as agriculture, pharmaceutical, hydroponic or tobacco companies or REITs. The legal cannabis business does not need to be the sole focus point of a company for Series Two to invest in it nor does it need to account for a majority of its overall revenues. For example, Series Two may invest in Company XYZ, a pharmaceutical company developing uses for

Series Two Prospectus Page 8

medical cannabis, even if the revenues produced as a result of the sales of medical cannabis is responsible for less than 5% of XYZ’s overall revenue.

At the time of purchase, with respect to 75% of the Fund's total assets, we do not invest more than 5% in any one issuer nor do we invest more than 25% in any one industry. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.

The Fund may invest in companies of all sizes. Investment Research Corporation, the Fund’s investment adviser (the Adviser or IRC), will choose securities that it believes have a potential for capital appreciation because of existing or anticipated economic conditions or because the securities are considered undervalued or out of favor with investors or are expected to increase in price over time.

The Fund may invest in REITs if the investment committee believes that it could be advantageous to the stockholders. These REITs could be involved in the areas of the legal cannabis business such as property development and rental or other legal endeavors associated with the legal cannabis business.

The Fund may invest in securities of other investment companies, including exchange-traded funds.

Using the following approach, we look for companies having some of these characteristics:

~ Companies and/or securities involved legally in the cannabis business;

~ Large capitalization companies, although the Fund may invest in companies of all sizes, if the Adviser believes it is in the best interests of the Fund. Large cap companies are generally companies with market capitalization exceeding $5 billion at the date of acquisition; ~ growth that is faster than the market as a whole and sustainable over the long term; ~ strong management team; ~ leading market positions and growing brand identities; ~ financial, marketing, and operating strength.

When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, if the Adviser believes market conditions warrant the Fund may assume a temporary defensive position. While in a defensive position, the Fund may invest all or part of its assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above by Moody Investors Service, Inc., Standard and Poor’s, or Fitch Ratings (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements meeting approved credit worthiness standards (e.g., whereby the underlying security is issued by the United States Government or any agency thereof), or retain funds in cash or cash equivalents. There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes. If the Fund takes a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions, it may not achieve its investment objective. The Fund’s performance could be lower during periods when it retains or invests its assets in these more defensive holdings.

Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest.

In addition, the legal cannabis business is a quickly growing and emerging business. As a result there are additional risks that you should consider.

~ Stock Market Risk - the value of an investment may fluctuate,

~ Industry and Security Risk - the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond. The Fund may have significant holdings in certain industries and thus may be more susceptible to volatility in those industries, and thus more susceptible to losses.

~ Management Risk - risks that the Adviser’s assessment of a company’s growth prospects may not be

Series Two Prospectus Page 9

accurate,

~ Political, Economic and Regulatory Risk - Changes in economic and tax policies, high inflation rates, government instability, and other political or economic actions or factors that may have an adverse effect on Series Two. Governmental and regulatory actions, including law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments. Legislation or regulation may also change the way in which Series Two itself is regulated. Series Two cannot predict the effects of any new governmental regulation or law that may be implemented on the ability of Series Two to invest in certain assets, or the possible effect on our ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect Series Two’s ability to achieve its investment objectives,

~ REITs Risk – Under its modified fundamental investment policies, Series Two may invest in REITs (Real Estate Investment Trust), including Equity REITs and Mortgage REITs. Equity REITs invest directly in property while Mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property including declines in the value of real estate, risks related to general and local economic conditions, over building and increased competition, increase in property taxes and operating expenses, and variations in rental income. REITS are dependent on management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rate rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them,

~ Cannabis Industry Risk – Cannabis Industry Risk - The possession and use of cannabis, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of cannabis is regulated by both the federal government and state governments, and state and federal laws regarding marijuana may conflict. Even in states in which the use of cannabis has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of cannabis pre-empts state laws that legalize its use for medicinal and recreational purposes. The U.S. Department of Justice has made recent statements that it remains committed to enforcing federal laws relating to controlled substances, which include cannabis. The federal government’s enforcement activities could adversely affect the ability of the companies in which the Fund invests to benefit from involvement in the cannabis industry, or it could reduce the pool of actual and potential customers for certain of the Fund’s portfolio companies. Any of these outcomes would negatively affect the value of the Fund’s investments. It is possible that it will never be legal to produce and sell cannabis products in the United States or other national or local jurisdictions in which it is currently prohibited.

     The cannabis industry is a very young, fast evolving industry with increased exposure to the risks associated with changes in applicable laws (including increased regulation, other rule changes, and related federal and state enforcement activities) as well as market developments, which may cause businesses to close suddenly or businesses to contract. In addition, there is a risk that a company currently operating legally under state or other law suddenly may find itself accused (or found guilty) of illegal activities under federal law or because of changes to state law. Companies involved in the cannabis industry also face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of cannabis.

~ Mid Cap Risk - mid cap stocks tend to have a greater exposure to market fluctuations and failure, ~ Small Cap Risk - small cap stocks tend to have a high exposure to market fluctuations and failure, ~ Micro Cap Risk - low-priced stocks issued by the smallest of companies. Many microcap companies do

Series Two Prospectus Page 10

not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies,

~ Liquidity Risk - Series Two may face increased liquidity risk which is the risk that a given security or asset may not be readily marketable.

~ New Issuer Risk – New Issuers have been in the business less than 3 years, may face increased pressures from established companies, new unseasoned management, may be more volatile and may offer less liquidity then larger companies.

~ Convertible Securities Risk - Convertible securities have the risk of loss of principal at maturity, but this loss is limited to the value of the bond floor.

~ Large Cap Company Risk - Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

~ Portfolio Turnover Risk - High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.

~ Investments in Other Investment Companies - The Fund’s investments in other investment companies will be subject to the risks of the purchased investment company’s portfolio securities. The Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company. In addition, the Fund’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The ability of the Fund to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives.

~ Exchange-Traded Funds (“ETFs”) - ETFs are investment companies whose shares are listed on a securities exchange and trade like a stock throughout the day. Investments in ETFs are subject to a variety of risks, including risks associated with the underlying securities that the ETF holds. The Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. Similar to investments in other investment companies, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the ETF. In addition, the ability of the Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary.

~ Pharmaceutical Company Risk - Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the Food and Drug Administration, a process that can be long and costly. Expanding international operations may lead to risks resulting from differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices.

Series Two Prospectus Page 11

Loss of some or all of the money you invest is a risk of investing in Series Two.

Before you invest in the Fund you should carefully evaluate the risks associated with investing in companies involved in the legal cannabis business.

Please see the Statement of Additional Information for further discussion of risks associated with investing in companies involved in the legal cannabis business.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI which is available on the Fund’s website, www.americangrowthfund.com.

Annual Fund operating expenses

For the year ended July 31, 2019 the Fund paid $9,324 in administrative expenses and $8,967 in investment advisory fees. Distribution and service fees for the year ended July 31, 2019 for Class E were $2,690. Directors fees for the year ended July 31, 2019 were $2,135. Other expenses totaled $67,861 which were $5,461 in office expenses, $5,170 in transfer agent fees, $6,000 in accounting fees, $6,247 in custodian fees, $18,900 in auditing fees, $3,583 in legal fees, and $22,498 other dues, fees and subscriptions and $2 in miscellaneous expenses. The Expense Ratio, which reflects the effect of expenses paid directly by the Fund, for the year ended July 31, 2019 for Class E was 9.90%.

Management, Organization, and Capital Structure The Investment Adviser

Investment Research Corporation ("IRC") has been the Adviser for the Fund since American Growth Fund, Inc. Series Two’s inception in 2011. IRC is located at 1636 Logan Street, Denver, CO 80203. The Fund offers one class of shares.

If the Total Annual Fund Operating Expenses exceed an annual rate of 6.00% of the Fund’s average daily net assets during this period, the Adviser will waive all or a portion of its Management Fee payable with respect to the Fund to the extent of such excess up to the full amount of its Management Fee. The amount of the Adviser’s waiver shall be limited to, and shall not exceed, the maximum amount of the “Adviser’s Fee” that the Adviser is entitled to receive under the Investment Adviser Agreement between the Adviser and the American Growth Fund, Inc., with respect to the Fund, dated August 8, 2013 (the “Advisory Agreement”).

The Adviser further agreed that such fee waiver arrangement for the Fund is effective as of August 1, 2019 and shall continue at least through July 31, 2020.

The Adviser is permitted to recapture fees that it has waived for the Fund pursuant to the fee waiver agreement to the extent that a Fund’s expenses in later periods fall below the annual rate set forth in the fee waiver agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) an annual rate of 6.00% of the Fund’s average daily net assets and (ii) the expense cap (if any) in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees more than three years after the date on which the fee was deferred.

The Fund has an agreement to pay IRC an annual fee for its services based on a percentage of the Fund’s Class E average net assets. Under the investment advisory contract with IRC, IRC will receive annual compensation for investment advice on this class, computed and paid monthly, equal to 1% of the first $30 million of the Fund´s Class E average annual net assets and 0.75% of such assets in excess of $30 million.

On April 12, 2011 the Investment Committee began providing investment advice to the senior portfolio manager of the Fund. The members of the Investment Committee are Timothy Taggart and Robert Fleck. On October 17, 2019, the Board of Directors reviewed and approved the expenses to be reimbursed by the Fund to IRC as well as the Investment Advisory Agreement with IRC. A discussion regarding the basis for the Board of Directors approving the Investment Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the half- year ended January 31, 2020.

IRC may compensate third party advisors from IRC’s own revenue for assisting IRC in establishing relationships with other third party investment advisors and/or sub-manager programs and disseminating information concerning IRC to financial professionals.

Series Two and the Adviser have a Code of Ethics designed to ensure that the interests of Fund

Series Two Prospectus Page 12

shareholders come before the interests of the people who manage the Fund. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying securities in an initial public offering without prior written consent or from profiting from the purchase and sale of the same security within one calendar day. In addition, the Code of Ethics requires portfolio managers and other employees with access to information about the purchase or sale of securities by the Fund to obtain approval before executing personal trades in these specific securities. A copy of the Fund’s Code of Ethics can be obtained for free online at www.americangrowthfund.com or by calling us at 1-800-525-2406.

How is the Fund managed?

The daily operations of the Fund are managed by its officers subject to the overall supervision and control of the Board of Directors.

Portfolio Manager

The Fund is managed by an Investment Committee, which began providing investment advice in April of 2011, made up of; Timothy Taggart, the Fund’s President who has been a member of the Investment Committee since September of 2010 and is the President of the Fund’s principal underwriter and distributor, World Capital Brokerage, Inc. ("WCB"), and Robert Fleck, employee of the Adviser and Investment Committee member since September 2010. Mr. Fleck is owner of World Capital Advisors (“WCA”). WCA is not a sub-Adviser to the Fund. Mr. Taggart and Mr. Fleck are jointly and primarily responsible for portfolio management.

Since April 12, 2011, Mr. Taggart has been responsible for managing the Fund’s security portfolio through his positions with IRC, and the Fund’s Investment Committee; and directing the distribution of Fund shares through his positions with WCB. For the years prior to that Mr. Taggart served on the Board of Directors for IRC, as Treasurer and Chief Compliance Officer as well as on the Board of Directors for WCB as President and Chief Compliance Office.

Since April 12, 2011, Mr. Fleck has been responsible for managing the Fund’s security portfolio through his positions with IRC, and the Fund’s Investment Committee. For the years prior to that Mr. Fleck served as President and CEO of World Capital Advisors, LLC., a registered Investment Adviser.

Additional information is available in the Statement of Additional Information available on the Fund’s web site at www.americangrowthfund.com or by calling 800-525-2406.

Chief Compliance Officer

Michael L. Gaughan is the Fund’s Chief Compliance Officer (CCO). The Fund’s CCO seeks to ensure that policies and guidelines, set forth by the CCO and the Board of Directors, that guard against violations of federal security laws, are adhered to. These policies and procedures are annually reviewed by the CCO and the Board of Directors to determine their adequacy and their effectiveness.

Shareholder Information Pricing of Fund Shares

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange on a business day, you will pay that day’s closing share price, which is based on the Fund’s net asset value (“NAV”). If we receive your order after the close of trading, you will pay the next business day’s price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund’s NAV per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets (both traded and non-traded) in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the shares outstanding. The result is the NAV per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by our board of directors. Any debt securities that have a maturity of less than 60 days are

Series Two Prospectus Page 13

priced at amortized cost. We price all other securities at their fair value if no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, using a method approved by the Board of Directors. Non-traded REIT share prices are typically determined when the offering is launched and those prices may be more or less than the value of the properties within the portfolio at any given time. When pricing a non-traded REIT we use fair value, the amount expected in a current sale, and will engage an outside, third party as needed with the final decision resting with the Fund’s Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

Purchase of Fund Shares

The Fund reserves the right to deny the opening of any account for any person it deems necessary. The Fund reserves the right to limit large purchases of the Fund.

Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

By mail

Complete an investment application and mail it with your check, made payable to American Growth Fund, Inc. naming Series Two, Class E shares as the shares you wish to purchase, to American Growth Fund, Inc., 1636 Logan Street, Denver CO, 80203. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire

Ask your bank to wire the amount you want to invest to UMB Bank, NA, ABA #101000695 A/C #9871691527. Include your account number and the name of the Fund Class in which you want to invest. If you are making an initial purchase by wire, you must call Shareholder Services at 1-800-525-2406 so we can assign you an account number.

Please read the complete Prospectus before investing.

Special Services Available when Purchasing Fund Shares

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan - The Automatic Investing Plan allows you to make regular monthly investments directly from your bank account.

Direct Deposit - With Direct Deposit you can make additional investments through payroll deductions or recurring government or private payments, such as direct transfers from your bank account.

Dividend Reinvestment Plan - Through our Dividend Reinvestment Plan, you may have your distributions reinvested in your account unless the Board declares a cash dividend in which case you would receive a check. Any shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Systematic Withdrawal Plan - Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. You may also

Series Two Prospectus Page 14

have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Services.

Retirement Plans

Series Two may not be suitable and is not recommended for your retirement plan. If you feel otherwise you should consult with your financial adviser and/or tax professional before investing in Series Two. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information please consult your financial adviser and/or tax professional, or call 1-800-525-2406.

How to Redeem Shares
Through your financial adviser

Your financial adviser can handle all the details of redeeming shares. Your adviser may charge a separate fee for this service.

By mail

You can redeem your shares (sell them back to the Fund) by mail by writing to: American Growth Fund, Inc., 1636 Logan Street, Denver, CO, 80203. All owners of the account must sign the request, and for redemptions of $5,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account. A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid; signature guarantees can be provided by members of the STAMP program (a program made up of members who are authorized to issue signature guarantees).

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

By phone

You can redeem shares by phone. All shareholders must be on the call, redemption must be $5,000 or less and the proceeds must be sent to the address of record and made payable to all listed shareholders. Please remember that redemptions by check are restricted after an address change, unless a signature guaranteed letter requesting the redemption is submitted.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request if we receive it before the close of the NYSE. We will deduct any applicable contingent deferred sales charges. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you recently purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Generally, all redemptions will be for cash. The Fund expects to satisfy all redemption requests, assuming they are in good order, under both regular market conditions as well as in stressed market conditions, by selling portfolio assets or by using holdings of cash or cash equivalents.

If you are required to pay a contingent deferred sales charge when you redeem shares, the amount subject to the fee will be based on the shares’ net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

A medallion guarantee is not the same as a notary.

Please Note: certificates shares can only be sold after verification that they are legitimate and have not

Series Two Prospectus Page 15

been previously reported loss or stolen.

Account Minimum

If you redeem shares and your account balance falls below a minimum of $1000, and stays there for a period of 12 months or longer, the Fund may redeem your account 30 days after written notice to you.

Dividends and Distributions

The Fund’s policy is to declare and pay income dividends and capital gains distributions to its shareholders in December of each calendar year unless the Board of Directors of the Fund determines that it is to the shareholders’ benefit to make distributions on a different basis.

Unless the shareholder on his or her application or in writing previously requests dividend and distribution payments in cash, income dividends and capital gains distributions may be reinvested in Fund shares of the same class, at their relative net asset values as of the business day next following the distribution record date unless the Board declares a Cash distribution in which case you would receive a check. If no instructions are given on the application form, applicable income dividends and capital gains distributions will be reinvested.

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (capital gains may be taxable at different rates depending on the length of the time the Fund holds its assets). We will send you a statement each year by January 31st detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Distributions by the Fund, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to tax.

Frequent Purchases and Redemptions of Fund Shares

The Fund is not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that American Growth Fund, Inc. has determined could involve actual or potential harm to the Fund may be rejected. Frequent trading of a mutual fund’s shares may lead to increased costs to that fund and less efficient management of the fund’s portfolio, resulting in dilution of the value of the shares held by long-term shareholders.

The Fund’s Board of Directors has not adopted policies or procedures with respect to frequent purchases and redemptions by Fund shareholders. Due to the size of the Fund, the Board feels that the Fund’s best interests are better served by allowing the Management of the Fund to monitor such trading activity. If at any time the Management of the Fund feels that a trade or an account is, or could, adversely affect the Fund’s performance through frequent purchasing and redeeming of Fund shares significantly increasing the costs of processing share purchase and/or redemption transactions, management reserves the right to reject the trade, suspend trading of the account(s) for a specified period of time, or both. Rejection of a trade and/or suspension(s) of trading activity will cause a letter to be promptly issued to the party(ies) involved.

The Fund has no agreement with any person(s) or corporate entity that would allow for frequent purchases and redemptions of Fund shares.

Distribution Arrangements Sales Charges

Class E

Class E shares have an up-front sales charge of up to 5.75% that you pay when you buy shares.

The offering price for Class E shares includes the front-end sales charge.

Series Two Prospectus Page 16

Class E shares are also subject to an annual 12b-1 fee no greater than 0.30% of average net assets. Purchase of Class E Shares in an amount equal to investments of $1,000,000 or more are not subject to an initial sales charge, but may be subject to a contingent deferred sales charge of 1.00% if such shares are redeemed within one year of purchase.

Additionally, IRC reserves the right to waive the front-end sales charge on purchases by IRC employees and members of the Board of Directors of The American Growth Fund.

The Fund has adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class E Sales Charges

Amount of purchase	Sales charge as % of	Sales charge as % of	Dealers commission as
	offering price	amount invested	% of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than
$100,000	4.50%	4.71%	3.75%
$100,000 but less than	3.50%	3.63%	2.75%
$250,000
$250,000 but less than
$500,000	2.50%	2.56%	2.00%
$500,000 but less than	2.00%	2.04%	1.60%
$1,000,000
$1,000,000 and over	0.00%	0.00%	0.00%

This information is also available free of charge at www.americangrowthfund.com.

Financial Highlights

The financial highlight table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period ended July 31, 2019 has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request by contacting the Fund at 800-525-2406 or on the Fund’s web site, www.americangrowthfund.com.

	Year Ended
July 31,

	2019	2018	2017	2016	2015
Per Share Operating Data:
Net Asset Value,
Beginning of Period	$3.85)	$4.04)	$11.15)	$12.28)	$11.28)
Income gain (loss) from investment
operations:
Net investment loss3	(0.36)	(0.58)	(0.64)	(0.78)	(0.62)
Net realized and unrealized gain (loss)	0.46)	0.39)	(0.61)	(0.35)	1.62)
Total income gain (loss) from investment
operations	0.10)	(0.19)	(1.25)	(1.13)	1.00)
Distributions:

				Series Two Prospectus Page 17

Long-term capital gains distributions	-)	-)	(5.73)	-)	-)
Return of capital distributions	-	-	(0.13)	-	-
Total distributions	-)	-)	(5.86)	-)	-)
Net Asset Value, End of Period	$3.95	$3.85	$4.04	$11.15	$12.28
Total Return at Net Asset Value1	2.6)%	(4.7)%	(23.8)%	(9.2)%	8.9%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$954	$765	$589	$1,225	$1,476
Ratio to average net assets:
Net investment loss	(8.87)%	(14.30)%	(13.37)%	(7.00)%	(5.24)%
Expenses	9.90)%	15.15)%	14.53)%	8.94)%	6.87)%
Portfolio Turnover Rate2	16%	8%	151%	0%	0%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2019, aggregated $209,700 and $134,185, respectively.

3. Per share amounts have been calculated using the Average Shares Method. The Average Shares Method is calculated by adding the shares by day divided by the number of days.

Understanding the Financial Highlights

The tables on the preceding page itemize what contributed to the changes in share price during the period. They also show the changes in share price for this period in comparison to changes over the last four fiscal periods.

On a per share basis, the tables include as appropriate: ~ share prices at the beginning of the period; ~ investment income and capital gains or losses;

~ distributions of income and capital gains paid to shareholders; and ~ share prices at the end of the period.

The tables also include some key statistics for the period as appropriate:

~ Total Return - the overall percentage of return of the Fund, assuming the reinvestment of all distributions ~ Expense Ratio - operating expenses as a percentage of average net assets; ~ Net Investment Income Ratio - net investment income as a percentage of average net assets; and ~ Portfolio Turnover - the percentage of the Fund’s buying and selling activity.

Proxy Voting

A discussion on Proxy Voting can be found on Page 11 of the Fund’s Statement of Additional Information. The Statement of Additional Information, as well as how the Fund issued votes for the year ended June 30, 2019, can be obtained by calling 800-525-2406 or by visiting the Fund’s web site at www.americangrowthfund.com.

Escheatment

Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws,

Series Two Prospectus Page 18

including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.

Series Two Prospectus Page 19

American Growth Fund, Inc.

1636 Logan Street Denver, CO 80203 800.525.2406 303.626.0600 303.626.0614 Fax DISTRIBUTOR

World Capital Brokerage, Inc. 1636 Logan Street Denver, CO 80203 303.626.0631 888.742.0631

303.626.0614 Fax INVESTMENT ADVISER Investment Research Corporation 1636 Logan Street Denver, CO 80203 303.626.0632

TRANSFER AGENT

Fund Services, Inc. 8730 Stony Point Parkway Stony Point Bldg. III Suite # 205 Richmond, Va. 23235 CUSTODIAN

UMB Bank NA Investment Services Group 928 Grand Blvd Fifth Floor Kansas City, MO 64106 INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia PA 19102-2529

Additional information about the Fund’s investments is available in American Growth Fund’s annual and semi-annual reports to shareholders. In American Growth Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can find more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund or shareholder inquiries, you can write to us at 1636 Logan Street, Denver, CO 80203, email us at info@americangrowthfund.com or view/print the annual, semi-annual and the statement of additional information online at http://www.agfseries2.com/download.htm, or call us, toll-free, at 800-525-2406. Requests to mail or email the Statement of Additional Information, Annual Report or Semi Annual Report will be processed and mailed, without charge, within three business days of your request via first-class mail. You may also obtain additional information about the Fund from your financial adviser.

Information about the Fund’s investments is available in the Fund’s Annual Report and Semi-Annual reports to shareholders (as well as the Fund’s Statement of Additional Information) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Shareholder Service Center

Call the Shareholder Service Center Monday through Friday, 7:30 a.m. to 4:00 p.m. Mountain time at 800-525-2406.

~ For fund information; literature, price, and performance figures.

~ For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Investment Company Act File #811-825

Series Two Prospectus Page 20

American Growth Fund Series Two
Class E AMREX

Statement of Additional Information – November 30, 2019

This Statement of Additional Information is not a prospectus. Prospective investors should read this Statement of Additional Information only in conjunction with the Prospectus of Series Two of American Growth Fund, Inc. (the "Fund") dated November 30, 2019. A copy of the Prospectus may be obtained at no cost by writing World Capital Brokerage, Inc. (the "Distributor"), 1636 Logan Street, Denver, Colorado 80203, or by calling 800-525-2406 or on the Fund’s web site, www.americangrowthfund.com.

A

ADDITIONAL INVESTMENT INFORMATION, 6 AUTOMATIC CASH WITHDRAWAL PLAN, 17

B

BOARD OF DIRECTORS, 10 BROKERAGE, 20

C

CALCULATION OF NET ASSET VALUE, 21 CLASSIFICATION, 2

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES, 13

D

DISCLOSURE OF PROTFOLIO HOLDINGS, 8 DISTRIBUTION OF SHARES, 15 DISTRIBUTION PLANS, 18 DIVIDENDS, DISTRIBUTIONS AND TAXES, 21

F

FUND HISTORY, 2

I

INVESTMENT ADVISORY AGREEMENT, 13 INVESTMENT RISKS, 3 INVESTMENT STRATEGIES, 2

M

MANAGEMENT OF THE FUND, 9

O

OTHER SERVICE PROVIDERS, 15

P

PERFORMANCE DATA, 24 PORTFOLIO MANAGERS, 15 PORTFOLIO TURNOVER, 8 PRINCIPAL UNDERWRITER, 14 PROXY VOTING POLICIES, 12

R

RETIREMENT PLANS, 17

S

SECURITIES LENDING, 15 SERVICE AGREEMENTS, 14

T

TEMPORARY DEFENSIVE POSITION, 8

Series Two Prospectus Page 1

FUND HISTORY

American Growth Fund, Inc. was organized and incorporated in the State of Maryland in 1958. Series Two was established in February of 2011 as a diversified, open-end, mutual fund. In July of 2016 Series Two reorganized into a diversified mutual fund focused on the legal cannabis business.

CLASSIFICATION

The American Growth Fund Series Two is a diversified, open-end management mutual fund.

INVESTMENT STRATEGIES

In attempting to achieve its principal investment objective, the Fund will attempt to invest at least 80% of its assets in securities involved, at least some way, in the legal cannabis business, securities convertible into common stocks traded on national securities exchanges or over-the-counter or REITs.

At the time of purchase, with respect to 75% of the Fund's total assets, we do not invest more than 5% in any one issuer nor do we invest more than 25% in any one industry. We also follow a rigorous selection process designed to identify undervalued securities before choosing securities for the portfolio.

The Fund may invest in companies of all sizes. Investment Research Corporation, the Fund’s investment adviser (the Adviser or IRC), will choose securities that it believes have a potential for capital appreciation because of existing or anticipated economic conditions or because the securities are considered undervalued or out of favor with investors or are expected to increase in price over time.

The Fund may invest in REITs if the investment committee believes that it could be advantageous to the stockholders. These REITs could be involved in the areas of the legal cannabis business such as property development and rental or other legal endeavors associated with the cannabis business.

Consistent with its investment objective, policies, and restrictions, the Fund also may invest in securities, such as Exchange Traded Funds (“ETFs”).

Using the following approach, we look for companies having some of these characteristics:

~ Companies and/or securities involved legally in the cannabis business;

~ Large capitalization companies, although the Fund may invest in companies of all sizes, if the Adviser believes it is in the best interests of the Fund. Large cap companies are generally companies with market capitalization exceeding $5 billion at the date of acquisition; ~ growth that is faster than the market as a whole and sustainable over the long term; ~ strong management team; ~ leading market positions and growing brand identities; ~ financial, marketing, and operating strength.

When the Adviser believes the securities the Fund holds may decline in value, the Fund may sell them and, if the Adviser believes market conditions warrant the Fund may assume a defensive position. While in a defensive position, the Fund may invest all or part of its assets in corporate bonds, debentures (both short and long term) or preferred stocks rated A or above by Moody Investors Service, Inc., Standard and Poor’s, or Fitch Ratings (or, if unrated, of comparable quality in the opinion of the Adviser), United States Government securities, repurchase agreements meeting approved credit worthiness standards (e.g., whereby the underlying security is issued by the United States Government or any agency thereof), or retain funds in cash or cash equivalents. There is no maximum limit on the amount of fixed income securities in which the Fund may invest for temporary defensive purposes. If the Fund takes a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions, it

Statement of Additional Information Page 2

may not achieve its investment objective. The Fund’s performance could be lower during periods when it retains or invests its assets in these more defensive holdings.

INVESTMENT RISKS

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest.

The company may invest in companies of all sizes. The legal cannabis business is a quickly growing and emerging business. As a result there are additional risks that you should consider. Some of these risks are;

~ General Risk - All investments are subject to inherent risk. Markets can trade in random or cyclical price patterns and prices can fall over time. The value of the American Growth Series Two Fund can fluctuate as markets fluctuate over long and short periods of time.

~ Stock Market Risk - the value of an investment may fluctuate,

~ Industry and Security Risk - risks relating to an industry as a whole or a company’s prospects for business success,

~ Management and Selection Risk — The risk that the securities selected by the Fund’s management may underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

~ Political, Economic and Regulatory Risk - Changes in economic and tax policies, high inflation rates, government instability, and other political or economic actions or factors that may have an adverse effect on Series Two. Governmental and regulatory actions, including law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments. Legislation or regulation may also change the way in which Series Two itself is regulated. Series Two cannot predict the effects of any new governmental regulation or law that may be implemented on the ability of Series Two to invest in certain assets, or the possible effect on our ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect Series Two’s ability to achieve its investment objectives,

~ REITs Risk – Under its modified fundamental investment policies, Series Two may invest in REITs (Real Estate Investment Trust), including Equity REITs and Mortgage REITs. Equity REITs invest directly in property while Mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property including declines in the value of real estate, risks related to general and local economic conditions, over building and increased competition, increase in property taxes and operating expenses, and variations in rental income. REITS are dependent on management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rate rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them,

~ Cannabis and Hemp Industry Risk –The possession and use of cannabis, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of cannabis is regulated by both the federal government and state governments, and state and federal laws regarding marijuana may conflict. Even in states in which the use of cannabis has

Statement of Additional Information Page 3

been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of cannabis pre-empts state laws that legalize its use for medicinal and recreational purposes. The U.S. Department of Justice has made recent statements that it remains committed to enforcing federal laws relating to controlled substances, which include cannabis. The federal government’s enforcement activities could adversely affect the ability of the companies in which the Fund invests to benefit from involvement in the cannabis industry, or it could reduce the pool of actual and potential customers for certain of the Fund’s portfolio companies. Any of these outcomes would negatively affect the value of the Fund’s investments. It is possible that it will never be legal to produce and sell cannabis products in the United States or other national or local jurisdictions in which it is currently prohibited.

     The cannabis industry is a very young, fast evolving industry with increased exposure to the risks associated with changes in applicable laws (including increased regulation, other rule changes, and related federal and state enforcement activities) as well as market developments, which may cause businesses to close suddenly or businesses to contract. In addition, there is a risk that a company currently operating legally under state or other law suddenly may find itself accused (or found guilty) of illegal activities under federal law or because of changes to state law. Companies involved in the cannabis industry also face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of cannabis.

~ Mid Cap Risk - mid cap stocks tend to have a greater exposure to market fluctuations and failure,

~ Small Cap Risk - small cap stocks tend to have a high exposure to market fluctuations and failure,

~ Micro Cap Risk - low-priced stocks issued by the smallest of companies. Many microcap companies do not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies,

~ Liquidity Risk - Series Two may face increased liquidity risk which is the risk that a given security or asset may not be readily marketable.

~ New Issuer Risk – New Issuers have been in the business less than 3 years, may face increased pressures from established companies, new unseasoned management, may be more volatile and may offer less liquidity then larger companies.

~ Convertible Securities Risk - Convertible securities have the risk of loss of principal at maturity, but this loss is limited to the value of the bond floor.

~ Large Cap Company Risk - Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

~ Portfolio Turnover Risk - High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total return.

Statement of Additional Information Page 4

~ Investments in Other Investment Companies - Subject to the limitations prescribed by the Investment Company Act of 1940 (“1940 Act”) and the rules thereunder, the Fund may invest in ETFs. The Fund’s investments in another investment company will be subject to the risks of the purchased investment company’s portfolio securities. The Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company. In addition, the Fund’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The ability of the Fund to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular investment company will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the investment company, which will vary. The other investment companies may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to withdraw its investment from the investment company at a time that is unfavorable to the Fund.

~ Exchange-Traded Funds (“ETFs”) - ETFs are investment companies whose shares are listed on a securities exchange and trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investment in the ETF could be substantially and adversely affected. Investments in ETFs are subject to a variety of risks, including risks associated with the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying common stock investments of the ETF and, consequently, the value of the ETF. Moreover, the market value of the ETF may differ from the value of its portfolio holdings because the market for ETF shares and the market for underlying securities are not always identical. Similar to investments in other investment companies, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the ETF. In addition, the ability of the Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary.

~ Pharmaceutical Risk - Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the Food and Drug Administration, a process that can be long and costly. Expanding international operations may lead to risks resulting from differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices.

~ Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more

Statement of Additional Information Page 5

developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

~ Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

~ Risks Related to Investing in Canada. Because some of the investments of the Fund may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by other countries or changes in the other countries’ economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China.

~ Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider the investment to be a long-term investment that typically provides the best results when held for a number of years.

Loss of some or all of the money you invest is a risk of investing in Series Two.

ADDITIONAL INVESTMENT INFORMATION

The following information supplements the information in Series Two’s Prospectus under the heading Principal Investment Strategy.

The Fund is subject to certain restrictions on its fundamental investment policies, including the following:

1. No securities may be purchased on margin, the Fund may not sell securities short, and will not participate in a joint or joint and several basis with others in any securities trading account.

2. Series Two cannot invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer other than securities issued by the United States Government, or hold more than 10% of any class of voting securities or other securities of any one issuer in its securities portfolio. These diversification of investment limitations only apply to 75% of Series Two’s total assets.

3. The Fund cannot act as an underwriter of securities of other issuers.

Statement of Additional Information Page 6

4. The Fund cannot borrow money except from a bank as a temporary measure for extraordinary or emergency purposes, and then only in an amount not to exceed 10% of its total assets taken at cost, or mortgage or pledge any of its assets.

5. The Fund cannot make or purchase loans to any person including real estate mortgage loans, other than through the purchase of a portion of publicly distributed debt securities pursuant to the investment policy of the Fund.

6. Series Two cannot issue senior securities, but is able to invest in other investment companies or investment trusts under a different set of conditions which are set forth below. Series Two is able to invest in other investment companies or investment trusts under the following set of conditions: (a) Other Investment Companies – Series Two is able to invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a mutual fund generally is limited to investing only up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company, and no such investment can represent more than 3% of the voting stock of an acquired investment company. In addition, no mutual funds for which IRC acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. (b) Real Estate Investment Trusts (REITs) – Series Two may invest in REITs as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.

7. Series Two cannot invest in direct real estate, but may invest in REITs as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.

8. The Fund cannot invest in companies for the purpose of exercising management or control.

9. Series Two may invest in commodity contracts as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.

10. In applying its restrictions on concentration of investments in any one industry, the Fund uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poors, the O’Neil Database published by William O’Neil & Co., Inc., information obtained from Value Line, Bloomberg L.P. and Moody’s International, and/or the prospectus of the issuing company, and/or other recognized classification resources. Selection of an appropriate industry classification resource will be made by management in the exercise of its reasonable discretion. The Fund will not concentrate its investments in any particular industry nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

11. Series Two may invest in puts, calls, straddles and spreads as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.

The foregoing policies can be changed only by approval of a majority of the outstanding shares of the Fund, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

Statement of Additional Information Page 7

When the Series Two makes temporary investments in U.S. Government securities, it ordinarily will purchase U.S. Treasury Bills, Notes, or Bonds. Series Two may make temporary investments in repurchase agreements where the underlying security is issued or guaranteed by the U.S. Government or an agency thereof. Series Two will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days. Series Two will not invest in oil, gas or mineral leases, or invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

The Fund is subject to certain restrictions on its non-fundamental investment policies, including the following: 1) Series Two will invest, at the discretion of the Investment Advisor and when possible, in the securities of issuers involved in the legal cannabis business, and the group of industries that make up the legal cannabis business, without limit, as contemplated by its investment strategy. The legal cannabis business does not need to be the sole focus point of a company for Series Two to invest in it, nor does it need to account for a majority of its overall revenues.

A non-fundamental policy is a policy that can be changed without obtaining shareholder approval. A 60-day notice must be sent to the shareholders prior to the Mutual Fund making a change in a non-fundamental investment policy.

TEMPORARY DEFENSIVE POSITION

If Series Two invests in fixed-income securities, for temporary defensive purposes, these securities generally are U.S. government obligations. If corporate fixed-income securities are used, the securities normally are rated A or higher by Moody’s Investor Service, Inc. (Moody’s), Fitch Ratings or A or higher by Standard & Poor’s (S&P). There is no maximum limit on the amount of fixed income securities in which Series Two may invest for temporary defensive purposes.

PORTFOLIO TURNOVER

Normal portfolio turnover for Series Two is between 4% and 25%. Series Two portfolio turnover was 16%.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio information is publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; and/or (2) when such information is posted on the Fund’s website. The Fund’s publicly available portfolio information, which may be provided to third parties without prior approval, are complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR, and complete portfolio holdings disclosed in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q.

The Fund’s President, in consultation with the CCO may grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of Fund shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information, and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event will the Fund, IRC, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings. No person is authorized

Statement of Additional Information Page 8

to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Fund’s policies and procedures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Fund’s portfolio holdings policies and procedures by the CCO and the Fund; (2) considering reports and recommendations by the CCO concerning any material compliance matters that may arise in connection with any portfolio holdings policies and procedures; and (3) considering whether to approve or ratify any amendment to any of the portfolio holdings policies and procedures. The Board and the Fund reserve the right to amend the policies and procedures in their sole discretion at any time and from time to time without prior notice to shareholders. Currently, the Fund has no ongoing arrangements or commitment to release non-public portfolio holdings to any individual or group.

MANAGEMENT OF THE FUND

The day-to-day operations of Series Two are managed by its officers subject to the overall supervision and control of the Board of Directors. Series Two’s Audit Committee meets annually and is responsible for reviewing the financial statements of the Fund. The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

				Number of	Other
		Term of	Principal	Portfolios in	Directorships
Name, Address,	Position(s) Held	Office1 and	Occupation(s)	Fund Complex	Held by Director
and Age	with Fund	Length of Time	During Past 5	Overseen by	for the Past Five
		Served	Years	Director	Years
Principal
financial and
Timothy E.			accounting		Director of
Taggart, 1636	Chairman,		officer,		World Capital
Logan Street,	President,		employee of		Brokerage, Inc.
		Since April 2004		2
Denver, CO	Director and		Adviser since		and Investment
DOB: October	Treasurer		1983. See		Research
18, 1953			below for		Corporation
affiliation with
Distributor.

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

					Number of	Other
			Term of	Principal	Portfolios in	Directorships
Name, Address,		Position(s) Held	Office1 and	Occupation(s)	Fund Complex	Held by Director
and Age		with Fund	Length of Time	During Past 5	Overseen by	for the Past Five
			Served	Years	Director	Years
Eddie R. Bush,		Director, Audit
1400 W. 122nd		Committee

Ave., Suite 100,		Chairman	Since	Certified Public
Westminster,		(financial			2	None
CO DOB:		expert), Lead	September 1987 Accountant
December 31,		Independent
1939		Director

Darrell E. Bush,			Since
2714	West	Director		Accountant	2	None
118th Ave,			September 2013

Statement of Additional Information Page 9

Westminster,
CO DOB:
February 19,
1971
Michael L.
Gaughan, 2001	Chief					World Capital
Avenue D,	Compliance	Since	Employee of the			Brokerage, Inc.
Scottsbluff, NE	Officer and	September 2004 Fund since			N/A	and Investment
			1995	.		Research
DOB: November Secretary						Corporation
29, 1967
Patricia A. Blum
1636 Logan			Employee of the
		Since June				World Capital
Street, Denver,	Vice President		Fund since		N/A
		2013				Brokerage, Inc.
CO DOB: June			2001	.
27, 1959

1. Trustees and officers of the fund serve until their resignation, removal or retirement.

2. Timothy Taggart is an "interested person" of the Fund as defined by the Investment Company Act of 1940 because of the following positions which he holds.

Timothy E. Taggart is the President, Treasurer and a Director of World Capital Brokerage, Inc. and is the President, Treasurer and a Director of Investment Research Corporation.

Timothy E. Taggart is president and a director of the Distributor (World Capital Brokerage, Inc.) and the president and a director of the Advisor (Investment Research Corporation).

Eddie R. Bush is the Fund’s Lead Independent Director. Mr. E. Bush is also the chairman of the Audit Committee as well as serves on the Nominating Committee and Qualified Legal Compliance Committee.

None of the above named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

As of December 31, 2018, all officers and directors as a group (a total of 3) owned directly 0 of its shares or 0.00% of shares outstanding. Together, directly and indirectly, all the officers and directors as a group owned 0 shares or 0.00% of all shares outstanding.

As of December 31, 2018, officers, directors and members of the advisory board and their relatives owned of record and beneficially Fund shares with net asset value of approximately $24,167 representing approximately 3.26% of the total net assets of the Fund.

BOARD OF DIRECTORS

The management of the Fund believes that the business experience and educational background of the Fund´s Directors and Officers set forth above make these individuals well qualified to serve the Fund in the positions that they hold.

Timothy E. Taggart, Chairman, President and Director, has held his securities license since 1987. His knowledge of the securities industry is vast as owner and president of World Capital Brokerage, Inc., a registered Broker Dealer, and owner and president of Investment Research Corporation, a registered Investment Advisor. Mr. Taggart is also a member of the Investment Committee.

Eddie R. Bush, Fund Lead Independent Director, Audit Committee Chairman, Nominating Committee member and Qualified Legal Compliance Committee member is a Financial Expert as a result of his extensive experience in mutual fund accounting and auditing as a certified public accountant with his own local accounting business in Colorado.

Statement of Additional Information Page 10

Darrell Bush, Fund Independent Director, Nominating Committee member and Qualified Legal Compliance Committee member is an accountant who offers the Fund, and the Audit Committee, his professional financial experience.

Eddie R. Bush is the Chairman of the Fund´s Audit Committee and is the Fund’s Lead Independent Director. He reviews and reports to the Board periodically on the validity of the accounting data provided to the Board.

It is the duty of the Fund Board to review in its oversight capacity, on a quarterly basis, the actions taken by Fund Management, including how management addressed any risk management issues confronting the Fund that arose during the previous quarter. This includes, in part, trade, expense and performance issues and data.

Under a standing item on the Agenda for each quarterly Fund Board meeting the Information provided to the Board by the management and staff of the Fund is used by the members of the Board to review and analyze risk(s) confronting the Fund on a quarterly basis. Each Director´s opinions, views and questions on risk management and any other issue concerning the Fund are directly communicated to the management and staff of the Fund, both at the quarterly Fund Board meetings and if necessary between board meetings, under the current leadership structure of the Fund Board.

Mr. E. Bush is a member of the Audit Committee whose main purpose is the review and oversight of the Fund´s financials. During the past fiscal year there were a total of three regular meetings held by the audit committee. Members of the Audit Committee are nominated and voted upon by the Board of Directors.

On September 23, 2010 an Investment Advisory Committee was formed with the purpose of offering investment advice to the senior portfolio manager of the Fund. The members of the Investment Advisory Committee are Timothy Taggart and Robert Fleck.

The Fund has a Nominating Committee comprised of all of its independent Directors. The purpose of the Nominating Committee is to nominate and interview individuals to serve on the Board of Directors. The Nominating Committee was formed in September of 2016; and it did not hold any meetings in the fiscal year ended July 31, 2019. The Nominating Committee will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.

The Fund has a Qualified Legal Compliance Committee. The Fund has designated its Audit Committee to serve as its Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee reviews reports of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (each, a “Material Violation”), determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. The Qualified Legal Compliance Committee was formed in September of 2016 and met one time, as part of the Audit Committee, during fiscal year end July 31, 2019.

Director Ownership of the Fund. The following table shows the amount of equity securities owned in the American Growth Fund family by the Directors as of the calendar year ended December 31, 2018.

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities in All Registered
Name of Director	in the Fund	Investment Companies Overseen
by Director in Family of Investment

Statement of Additional Information Page 11

		Companies
Interested Director
Timothy E. Taggart	$0	$10,001 - $50,000
Non-Interested Directors
Eddie R. Bush	$0	$10,001 - $50,000
Darrell Bush	$0	$0

All officers and directors in the aggregate (a total of 3) received total compensation of $1,947, from the Fund in fiscal year 2019. Directors of the Fund were compensated at the rate of $400 per meeting attended, and the board members who are members of the audit committee receive an additional $100 per meeting and the audit chairman receives and additional $100 per meeting.

Out-of-town officers and directors are also reimbursed for their travel expenses to meetings.

		Pension or		Total
	Aggregate	Retirement	Estimated Annual	Compensation
Name of Person,	Compensation	Benefits Accrued	Benefits Upon	From Fund and
Position	From Fund	As Part of Fund	Retirement	Fund Complex
		Expenses		Paid to Directors

Eddie R. Bush	$1,413	$0	$0	$28,572
Independent Director

Darrell Bush	$809	$0	$0	$16,200
Independent Director

Timothy Taggart
Interested Director	$0	$0	$0	$0
and President

In addition to the amounts disclosed in the table, the Fund makes payments to Mr. Taggart for other services, and if those amounts are included, the total compensation paid to Mr. Taggart by the Fund and Fund Complex is $83,766.

During the year ended July 31, 2019, Messrs. Taggart, E. Bush and D. Bush were the only directors serving during that year.

The Fund, its Investment Adviser (Investment Research Corporation) and its underwriter (World Capital Brokerage, Inc.) have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act. This Code of Ethics contains guidelines for purchasing securities that are held by the Fund and are available by contacting the Fund at 800-525-2406.

PROXY VOTING POLICIES

For proxy votes cast on behalf of American Growth Fund:

Investment Research Corporation ("the adviser"), the investment adviser of the Fund, has a fiduciary duty to act solely in the best interests of the Fund. As it relates to proxy voting, the adviser recognizes that it must vote Fund securities in a timely manner and make voting decisions that are in the best interests of

Statement of Additional Information Page 12

the Fund.

The following are general policies of the adviser with respect to proxy voting but the adviser does reserve the right to depart from these policies, if such a departure is in the best interests of the Fund and its shareholders.

Election of Directors: Unless we are aware of extenuating circumstances, such as a proxy fight for board seats, the adviser will generally vote in favor of management’s slate of directors.

Appointment of Auditors: The adviser will generally vote in favor of the auditors recommended by management.

Changes In Capital Structure: The adviser will generally vote in accordance with management’s recommendation unless other information indicates that the Fund’s interests are better served by a vote against the proposal.

Other Proxy Issues: The adviser will consider other proxy issues on a case by case basis with the Fund’s interests determining the vote.

Conflicts of Interest: The adviser recognizes that there may be situations where a proxy issue presents a conflict of interest between the interest of the Fund and the adviser’s representative casting the proxy vote. If a conflict exists, any votes inconsistent with this policy will be submitted to the Fund’s Board of Directors for review and approval.

The Chief Compliance Officer of the Fund is responsible for voting all proxies. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2019 is available without charge, upon request, by calling 800-525-2406 or through the Fund’s website at www.americangrowthfund.com and on the Security and Exchange Commission’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons. No person controls more the 25% of American Growth Fund, Inc.’s voting securities. Management Ownership. All officers and directors own a combined total of 0% of American Growth Fund, Inc. Series Two shares.

INVESTMENT ADVISORY AGREEMENT

The investment adviser for Series Two is Investment Research Corporation ("IRC"), 1636 Logan Street, Denver, Colorado 80203.

Under the terms of its advisory agreement with the Fund, the Adviser is paid an annual fee of one percent of the Fund’s average net assets up to $30,000,000 of such assets and three-fourths of one percent of such assets above $30,000,000. This fee and all other expenses of the Fund are paid by the Fund. The fee is computed daily based on the assets and paid on the fifth day of the ensuing month. For this fee the Adviser manages the portfolio of the Fund and furnishes such statistical and analytical information as the Fund may reasonably require.

IRC will obtain assistance from employees of World Capital Advisors ("WCA"), who will be acting in the capacity of employees of IRC, in managing Series One and Series Two. In return for receiving such services IRC pays those employees up to the full amount of its investment advisory fee.

The advisory agreements require the Fund to pay its own expenses subject to the limitations set by the securities laws in effect from time to time in the states in which the Fund’s securities are then registered for sale or are exempt from registration and offered for sale. The categories of expenses paid by the Fund are set forth in detail in the Fund’s financial statements. Currently the Fund’s securities are either registered for sale or are exempt from registration and offered for sale in California, Colorado, Florida, Kansas, Minnesota, New York, Ohio, Pennsylvania, Rhode Island, Tennessee, Texas and Virginia.

Statement of Additional Information Page 13

Total advisory fees paid by the Fund to the Investment Research Corporation in fiscal years 2017, 2018 and 2019 were $6,217, $7,085 and $8,967 resulting in management fees of 1%, 1% and 1% of average net assets, respectively.

The advisory agreement will continue from year to year so long as such continuance is specifically approved annually either by the vote of the entire Board of Directors of the Fund or by the vote of a majority of the outstanding shares of the Fund, and in either case by the vote of a majority of the directors who are not interested persons of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be canceled without penalty by either party upon 60 days’ notice and automatically terminates in the event of assignment.

PRINCIPAL UNDERWRITER

World Capital Brokerage, Inc., at 1636 Logan, Denver, CO 80203, is the underwriter and distributor for the Fund. Timothy E. Taggart is the President and a Director of the Underwriter.

Total fees paid to the Underwriter/Distributor for the fiscal years 2017, 2018 and 2019 were $1,044, $3,192 and $2,094, respectively.

SERVICE AGREEMENTS

The Fund’s Transfer Agent is Fund Services, Inc. and was paid, $1,095 for the 2017 fiscal year, $3,693 for the 2018 fiscal year and $5,170 for the 2019 fiscal year.

UMB Bank is the Fund’s Custodian. For the fiscal years 2017, 2018 and 2019 total fees paid to the Custodian were $6,356, $6,186 and $6,247, respectively.

Tait, Weller and Baker LLP is the Fund’s auditor. For the fiscal years 2017, 2018 and 2019 total fees paid to the Auditor were $18,900, $18,946 and $18,900, respectively.

DEALER REALLOWANCES. No front-end sales loads were reallowed to dealers.

RULE 12b-1 PLANS The Fund’s directors have adopted separate 12b-1 rule plans for Class E shares that allow such class to pay distribution fees for the sales and distribution of its shares. Class E shares are subject to an annual 12b-1 fee no greater than 0.30% of average net assets.

For the fiscal year ended July 31, 2019 principal types of activities for which payments were made, including those amounts, are;

Type Amount Advertising $0

Printing and mailing of prospectuses to other than current shareholders $0 Compensation to the Underwriter $2,094 Compensation to the Broker-Dealer $13,712* Compensation to sales personnel $0 Interest, carrying, or other financial charges $0 Other (specify) $0 *Of which $0 was retained by the distributor.

In addition to the aforementioned service fees, the 12b-1 plan allows for reimbursement to the Distributor of expenses incurred. Expenses are reimbursed on an ongoing basis, subject to review by the Board of Directors and do not carryover from year to year.

The Fund does not participate in any joint distribution activities.

No affiliated person of the Fund has a direct or indirect financial interest in the operation of the 12b-1 plan or related agreements.

Statement of Additional Information Page 14

The Fund anticipates the 12b-1 plan will result in the distributor providing the Fund and its shareholders with a high level of service. The 12b-1 plan is subject to the review of the Board of Directors on a quarterly basis.

OTHER SERVICE PROVIDERS

No other person provides significant administrative or business affairs management services for the Fund.

SECURITIES LENDING

During the last fiscal year, the Fund did not lend any securities and therefore does not have any revenue from such activities to report.

PORTFOLIO MANAGERS

The Fund is managed by an Investment Committee, activated in April of 2011, made up of; Timothy Taggart, the Fund’s President who has been a member of the Investment Committee since September of 2010 and is the President of the Fund’s principal underwriter and distributor, World Capital Brokerage, Inc. ("WCB"), and Robert Fleck, employee of the Adviser who has acted in this capacity since September 2010. Mr. Fleck is owner of World Capital Advisors (“WCA”). WCA is not a sub-advisor to the Fund. Mr. Taggart and Mr. Fleck are jointly and primarily responsible for the portfolio management of Series One (total net assets of $18,541,220 as of close of business on 07/31/2019) and Series Two (total net assets of $954,453 as of close of business on 07/31/2019). As of 7/31/2019 there were no conflicts of interest in connection with the portfolio manager’s management of Series One or Series Two. Mr. Taggart receives a salary which is allocated between the Fund, the Advisor, the Underwriter and other affiliated companies. Mr. Fleck receives 85% of the management fee of assets raised directly by him and 15% of the management fee of assets raised from other sources. Neither individual’s compensation is based upon performance of the Fund. Neither individual manages any other funds. As of 12/31/2018 Mr. Taggart owned between $0 of Series Two Fund shares and Mr. Fleck owned $10,001-$50,000 of Series Two Fund shares.

DISTRIBUTION OF SHARES

The Fund’s distributor is World Capital Brokerage, Inc., (WCB or the Distributor) 1636 Logan Street, Denver, Colorado 80203, which continuously sells the Funds shares to dealers and directly to investors. The offering of the Fund’s shares is subject to withdrawal or cancellation at any time. The Fund and the Distributor reserve the right to reject any order or any account for any reason.

The Fund offers one class of shares with a par value $.01 per share. The shares are fully paid and non-assessable when issued. Class E shares bear the expenses of ongoing service fees and distribution fees. The fees that are imposed on Series Two shares are imposed directly against that class. Dividends paid by the Fund for Class E shares are calculated in the same manner at the same time. Class E shares have exclusive voting rights with respect to the distribution and service plan adopted with respect to such class pursuant to which distribution and service plan fees are paid.

The Fund has entered into separate distribution agreements with the Distributor in connection with the offering of Series One and Series two shares of the Fund (the "Distribution Agreements"). The Distributor has made no firm commitment to take any Fund shares from the Fund and is permitted to buy only sufficient shares to fill unconditional orders placed with it by investors and selected investment dealers. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of Class E shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the

Statement of Additional Information Page 15

printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs.

Fund shares may be purchased at the public offering price through the Distributor or through broker-dealers who are members of the Financial Industry Regulatory Authority who have sales agreements with the Distributor. The Prospectus contains information concerning how the public offering price of the Funds shares is determined. The Distributor allows dealers discounts or concessions from the applicable public offering price on Class E shares. Concessions are alike for all dealers in the United States and its territories, but the Distributor may pay additional compensation for special services. On direct sales to customers through its own sales representatives, the Distributor pays to them such portion of the sales commission as it deems appropriate.

Initial Sales Alternatives - Class E Shares. The gross sales charges for the sale of Class E shares for the fiscal years ended July 31, 2017, 2018, and 2019 were $7,933, $22,929 (of which $19,835 was dealer commissions and $3,094 for the underwriter) and $15,806 (of which $13,712 was dealer commissions and $2,094 for the underwriter) respectively.

For the period ended July 31, 2019, for the sale of Class E shares the Distributor retained $2,094 (of which $0 was for dealer commission and $2,094 for the underwriter) as its portion of commissions paid for purchases of the Fund’s shares after allowing as concession to other dealers $13,712.

The following sample calculation of the public offering price of one Class E share of the Fund is based on the net asset value of one Class E share as of July 31, 2019 and a transaction with an applicable sales charge at the maximum rate of 5.75%.

Net asset value per share	Class E
(Total net assets/Total shares	$3.95
outstanding)
(5.75% of offering price)	0.27
Maximum offering price per share	$4.19

Investment Plans. Investors have flexibility in the purchase of shares under the Fund’s investment plans. They may make single, lump-sum investments and they may add to their accounts on a regular basis, including through reinvestment of dividends and capital gains distributions.

An investor may elect on his application to have all dividends and capital gains distributions reinvested or take income dividends in cash and have any capital gains distributions reinvested. An investor may also retain the option of electing to take any year’s capital gains distribution in cash by notifying the Fund of his choice to do so in writing.

The Internal Revenue Code of 1986, as amended (the “Code”) contains limitations and restrictions upon participation in all forms of qualified plans and for contributions made to retirement plans for tax years beginning after December 31, 1986. Consultation with an attorney or a competent tax advisor regarding retirement plans is recommended. A discussion of the various qualified plans offered by the Fund is contained below.

The Distributor must be notified by the shareholder when a purchase takes place if the shareholder wishes to qualify for the reduced charge on the basis of previous purchases. The reduced sales charge is

Statement of Additional Information Page 16

inapplicable to income dividends and capital gain distributions which are reinvested at net asset value. The reduced charge is subject to confirmation of the investors holdings through a check of the Funds records.

Automatic Investment Plan. After making an initial investment, a shareholder may make additional purchases at any time either through the shareholder’s securities dealer, or by mail directly to the transfer agent. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the account of such shareholder.

From time to time the Distributor may pay a finder’s fee to Selling Group Members not to exceed 1% of the purchase for net asset value trades over one million dollars.

AUTOMATIC CASH WITHDRAWAL PLAN

The Automatic Withdrawal Plan is designed as a convenience for those shareholders wishing to receive a stated amount of money at regular intervals from their investment in shares of the Fund. A Plan is opened by completing an application for such Plan and surrendering to the Fund all certificates issued to the investor for Fund shares. No minimum number of shares or minimum withdrawal amount is required. Withdrawals are made from investment income dividends paid on shares held under the Plan and, if these are not sufficient, from the proceeds from redemption of such number of shares as may be necessary to make periodic payments. As such redemptions involve the use of capital, over a period of time they will very likely exhaust the share balance of an account held under a Plan and may result in capital gains taxable to the investor. Use of a Plan cannot assure realization of investment objectives, including capital growth or protection against loss. Price determinations with respect to share redemptions are generally made on the 23rd of each month or the next business day thereafter. Proceeds from such transactions are generally mailed three business days following such transaction date.

Withdrawals concurrent with purchases of additional shares may be inadvisable because of duplication of sales charges. Single payment purchases of shares in amounts less than $5,000 in combination with a withdrawal plan will not ordinarily be permitted. No withdrawal plan will be permitted if the investor is also a purchaser under a continuous investment plan. Either the owner or the Fund may terminate the Plan at any time, for any reason, by written notice to the other.

Investment income dividends paid on shares held in a withdrawal plan account will be credited to such account and reinvested in additional Fund shares. Any optional capital gains distributions will be taken in shares, which will be added to the share balance held in the Plan account. Dividends and distributions paid into the Plan account are taxable for federal income tax purposes.

RETIREMENT PLANS

Series Two may not suitable and is not recommended for your retirement plan. If you feel otherwise you should consult with your financial advisor and/or tax professional before investing in Series Two.

The Fund makes available retirement plan services to its Class E shares. Investors in the Fund can establish accounts in any one of the retirement plans offered by the Fund. Each participant in a retirement plan account is charged a $20 annual service fee to offset expenses incurred in servicing such accounts. Dividends and capital gains distributions are automatically reinvested. Under each of the plans, the Fund’s retirement plan custodian or successor custodian provides custodial services required by the Code including the filing of reports with the Internal Revenue Service (“IRS”). Consultation with an

Statement of Additional Information Page 17

attorney or competent tax advisor is recommended before establishing any retirement plan. Brochures which describe the following retirement plans and contain IRS model or prototype plan documents may be obtained from the Distributor. The Distributor, in its sole discretion, may reimburse a Fund shareholder for any penalties which the shareholder may incur in transferring assets from a retirement plan established with a third party to one or more of the retirement plans offered by the Fund. No such reimbursement shall exceed the amount of the dealer concession which the Distributor would otherwise pay to a dealer in conjunction with the investment by the shareholders in the Funds retirement plan(s).

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund makes available a model Individual Retirement Account (IRA) under Section 408(a) of the Code on IRS Form 5305-A. A qualified individual may invest annually in an IRA. Persons who are not eligible to make fully deductible contributions will be able to make non-deductible contributions to their IRAs, subject to limits specified in the Code, to the extent that deductible contributions are not allowed. IRA earnings on non-deductible, as well as deductible, contributions will accumulate tax deferred. An IRA account may also be established in a tax-free roll-over transfer within 60 days of receipt of a lump sum distribution from a qualified pension plan resulting from severance of employment or termination by the employer of such a plan.

The Code provides for penalties for violation of certain of its provisions including, but not limited to, contributions in excess of the stipulated limitations, improper distributions and certain prohibited transactions. To afford plan holders the right of revocation described in the IRA disclosure statements, investments made in a newly established IRA may be canceled within seven days of the date the plan holder signed the Custodial Agreement by writing the Fund’s retirement plan custodian.

SIMPLIFIED EMPLOYEE PENSION PLANS. The Fund makes available model Simplified Employee Pension Plans (SEPs) on IRS Form 5305-SEP and Salary Reduction Simplified Employee Pension Plans (SARSEPs) on IRS Form 5305A-SEP. By adopting a SEP, employers may contribute to each eligible employee’s own IRA. Commencing with tax years beginning after December 31, 1986, salary reduction contributions may be made to SEPs maintained by employers meeting certain qualifications specified in the Code.

TEACHER AND NON-PROFIT EMPLOYEE RETIREMENT PLAN. Employees of tax exempt, charitable, religious and educational organizations described in Section 501(c)(3) of the Code, and employees of public school systems and state and local educational institutions, may establish a retirement plan under Section 403(b) of the Code.

PROTOTYPE MONEY PURCHASE AND PROFIT-SHARING PENSION PLANS. Available generally to employers, including self-employed individuals, partnerships, subchapter S corporations and corporations.

DISTRIBUTION PLANS

Reference is made to Purchase of Shares - Distribution Plans in the Prospectuses for certain information with respect to separate distribution plans for Class E shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution Plan") and with respect to the shareholder service and distribution fees paid by the Fund to the Distributor with respect to such classes.

Payments of the shareholder service fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act of 1940. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the service fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution

Statement of Additional Information Page 18

Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not interested persons of the Fund, as defined in the Investment Company Act (the Independent Directors), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors considered the potential benefits that the Distribution Plans could provide to the Fund and the respective classes and their shareholders, and concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding voting securities of Class E. A Distribution Plan cannot be amended to increase materially the amount to be spent there under without the approval of the applicable class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

For the fiscal year ended July 31, 2019, the Fund paid the Distributor $2,690 (based on an average net assets relating to the Class E shares of approximately $964,744) pursuant to the Class E Distribution Plan, $2,133 of which was paid to other broker-dealers for providing account maintenance and distribution-related services in connection with the Class E shares and $557 was retained by the Distributor.

Net Asset Value Purchases of Class E Shares. Class E Shares of the Fund may be purchased at net asset value through certain organizations (which may be broker-dealers, banks or other financial organizations) (Processing Organizations) which have agreed with the Distributor to purchase and hold shares for their customers. A Processing Organization may require persons purchasing through it to meet the minimum initial or subsequent investments, which may be higher or lower than the Fund’s minimum investments, and may impose other restrictions, charges and fees in addition to or different from those applicable to other purchasers of shares of the Fund. Investors contemplating a purchase of Fund shares through a Processing Organization should consult the materials provided by the Processing Organization for further information concerning purchases, redemptions and transfers of Fund shares as well as applicable fees and expenses and other procedures and restrictions. Certain Processing Organizations may receive compensation from the Adviser and the Distributor.

Class E Shares of the Fund may also be purchased at net asset value by an investment adviser registered with the Securities and Exchange Commission or appropriate state authorities who clears such Fund transactions through a broker-dealer, bank or trust company (each of which may impose transaction fees with respect to such transactions) and who either purchases shares for its own account or for accounts for which the investment adviser is authorized to make investment decisions. Such investment advisers may impose charges and fees on their clients for their services, which charges and fees may vary from investment adviser to investment adviser.

Class E Shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class E Shares also are offered at net asset value, without sales charge, to an investor who has a business relationship with an American Growth Fund Distribution Plan, if certain conditions set forth in the Statement of Additional Information are met.

Statement of Additional Information Page 19

The Fund also sells its Class E shares at net asset value in connection with a qualified rollover of assets held in a previously existing tax-exempt retirement plan (including an IRA, 401(k) plan or 403(b) plan) through broker-dealers who have entered into an agreement with the Underwriter relating to such rollovers.

Additionally, IRC reserves the right to waive the front-end sales charge on purchases by IRC employees and members of the Board of Directors of The American Growth Fund.

BROKERAGE

Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of its commission rates, where applicable, are made by the Fund’s securities order department. The Fund does not have any agreement or arrangement to use any particular broker for its portfolio transactions. The Fund’s primary consideration in effecting a security transaction will be execution at the most favorable price. When selecting a broker-dealer to execute a particular transaction, the Fund will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis; sales of Fund shares; and the value of brokerage, research and other services provided by the broker-dealer. The commission charged by a broker may be greater than the amount another firm might charge if the management of the Fund determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage and research services provided by such broker.

Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commission as such, but which include compensation to the dealer in the form of mark up or mark down. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees. When making purchases of underwritten issues with fixed underwriting fees, the Fund may designate broker-dealers who have agreed to provide the Fund with certain statistical, research, and other information, or services which are deemed by the Fund to be beneficial to the Fund’s investment program. With respect to money market instruments, the Fund anticipates the portfolio securities transactions will be effected with the issuer or with a primary market maker acting as principal for the securities on a net basis (without commissions).

Any statistical or research information furnished to the Adviser may be used in advising its other clients. Generally, no specific value can be determined for research and statistical services furnished without cost to the Fund by a broker-dealer. The Fund is of the opinion that the material is beneficial in supplementing research and analysis provided by the Fund’s Adviser.

The Fund may use affiliated brokers, as that term is defined in the Investment Company Act, if in the Adviser’s best judgment based on all relevant factors, the affiliated broker is able to implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

The Fund paid total brokerage commissions of $0, $0, and $0 in fiscal years 2017, 2018, and 2019, respectively. The Fund did not purchase securities issued by any broker-dealer that executed portfolio transactions during such fiscal year. The Fund paid brokerage commissions of $0, $0, and $0 in fiscal

Statement of Additional Information Page 20

years 2017, 2018 and 2019 to World Capital Brokerage, the underwriter and an affiliate of the Fund. Commissions and sales charge paid by investors on the purchase of Fund shares totaled $13, $0 and $13,712 in fiscal years 2017, 2018, and 2019 respectively, of which $0, $0 and $0 were retained by World Capital Brokerage. The aggregate dollar amount of transactions effected through World Capital Brokerage involving the payment of commissions represented 100% of the aggregate dollar amount of all transactions involving the payment of commissions during fiscal year 2019.

While some stocks considered in the opinion of management to be least sensitive to business declines will be maintained as long term holdings, others considered most sensitive to such declines will be sold whenever in management’s judgment economic conditions may be in for a major decline. Resulting funds may be temporarily invested in United States Government securities, high-grade bonds and high-grade preferred stocks, until management believes business and market conditions indicate that reinvestment in common stocks is desirable. The portfolio turnover rate of the Fund for the fiscal years ended July 31, 2017, 2018, 2019 was 151%, 8% and 16%, respectively.

CALCULATION OF NET ASSET VALUE

The Fund offers its shares continuously to the public at their net asset value next computed after receipt of the order to purchase plus any applicable sales charge. Net asset value is determined as of the close of business on the New York Stock Exchange each day the Exchange is open for trading, and all purchase orders are executed at the next price that is determined after the order is received. Orders received and properly time-stamped by dealers and received by the Distributor prior to 2:00 p.m. Denver time on any business day will be confirmed at the public offering price effective at the close of the exchange on that day. Orders received after such time will be confirmed at the public offering price determined as of the close of the Exchange on the next business day. It is the responsibility of the dealers to remit orders promptly to the Distributor. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining net asset value, securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deems will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determines the manner of ascertaining the fair market value of other securities and assets.

The net asset price of Fund shares will be computed by deducting total liabilities from total assets. The net asset value per share will be ascertained by dividing the Fund’s net assets by the total number of shares outstanding, exclusive of treasury shares and shares tendered for redemption the redemption price of which has been determined. Adjustment for fractions will be made to the nearest cent.

DIVIDENDS, DISTRIBUTIONS AND TAXES

As a “regulated investment company” under the Code, the Fund is subject to three tests: the income test, the asset diversification test, and the distribution test. In some circumstances, the character and timing of income realized by the Fund for purposes of the income test or the identification of the issuer for

Statement of Additional Information Page 21

purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these tests. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income test, the asset diversification test, or the distribution test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or the income test, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board of Directors reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its income and gains which it distributes as dividends or capital gains distributions provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this test.

Net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income. The Board of Directors will determine at least once a year whether to distribute any net capital gains. A determination by the Board of Directors to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to a tax of 21% of the amount retained. In that event, the Fund expects to designate the retained amount of undistributed net capital gains in a notice to its shareholders who (i) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for tax purposes as long term-capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the 21% tax paid by the Fund against their U.S. federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 79% of the amount of undistributed capital gains included in the shareholder’s gross income.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution

Statement of Additional Information Page 22

requirement. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, rather than the date on which the distributions are received.

Distributions of net investment income (which includes interest, dividend income other than qualified dividend income, and the excess of net short-term capital gains over net long-term capital losses) are taxable to a shareholder as ordinary income, whether paid in cash or shares. Certain distributions made to you may be from qualified dividend income and net capital gain (which consists of the excess of long-term capital gains over net short-term capital losses), if any, and are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund shares, and are not eligible for the dividends received deduction.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and such capital gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after disposal of the shares. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received. If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. It is not anticipated that shareholders will be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund.

Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the shares of the Fund.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividends and other

Statement of Additional Information Page 23

distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

PERFORMANCE DATA

See the discussion of performance information in the Fund’s prospectuses under the heading, Performance Information. The average annual total returns are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the 1, 5 or 10 year periods).

For the periods ended July 31, 2019, the average annual total return at maximum offering price for the Fund’s Class E shares were -3.19% for the 1 year, -7.04% for the 5 year and -2.86% since inception (02/23/2011).

In addition to the standardized calculation of annual total return, the Fund may from time to time use other methods of calculating its performance in order to illustrate the effect of a hypothetical investment in a plan or the effect of withdrawing funds from an account over a period of time. Any presentation of nonstandardized calculations will be accompanied by standardized performance measures as well. Calculations of performance may be expressed in terms of the total return as well as the average annual compounded rate of return of a hypothetical investment in the Fund over varying periods of time in

Statement of Additional Information Page 24

addition to the 1, 5, and 10 year periods (up to the life of the Fund) and may reflect the deduction of the appropriate sales charge imposed upon an initial investment of more than $1,000 in the Fund. These performance calculations will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and distributions are reinvested when paid, may include periodic investments or withdrawals from the account in varying amounts and/or percentages and may include deductions for an annual custodian fee. The Fund may calculate its total return or other performance information prior to the deduction of a sales charge.

The performance figures described above may also be used to compare the performance of the Fund’s shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:

The Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Industrial Average is an unmanaged index composed of 30 blue-chip industrial corporation stocks.

The Lipper Mutual Fund Performance Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. It ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

The Consumer Price Index (or Cost of Living index), published by the U.S. Bureau of Labor Statistics, is a statistical measure of periodic change in the price of goods and services in major expenditure groups.

The following table presents a hypothetical initial investment of $1,000 on August 1, 2011 with subsequent investments of $1,000 made annually through July 31, 2019. The illustration assumes that the investment was made in Class E shares, and a sales load of 5.75% has been deducted from the initial and subsequent investments, a $20 annual fee (representing the annual service fee charged to retirement plan accounts) has been deducted from the account annually, and that all dividend and capital gain distributions have been reinvested when paid. While the illustration uses an investment of $1,000 and a 5.75% sales load, the Fund may select any multiple of $1,000 in order to illustrate the effect of an investment plan and the sales load will reflect the appropriate sales load for the initial and subsequent investments as determined by the Fund’s currently effective prospectuses. Class E shares are subject to additional distribution charges as outlined in the prospectus, which would have, if the Class was in effect, produced a lower rate of return.

		Dividends		Cumulative			Purchased
Acquired with Accepted as
	Total of initial from		Cumulative	cost			through
					initial &	capital gains
Year Ended	& annual	investment	reinvested	including			reinvestment	Ended Value
					annual	distributions
	investments	income	dividends	reinvested			of income
					investments	(Cumulative)
		reinvested		dividends			(Cumulative)

08/01/11	$1,000	$0	$0	$1,000	$943	$0	$0	$943

Statement of Additional Information Page 25

07/31/12	1,000	0	0	2,000	1,790	0	0	1,801
07/31/13	1,000	0	0	3,000	3,058	0	0	2,998
07/31/14	1,000	0	0	4,000	4,327	0	0	4,261
07/31/15	1,000	0	0	5,000	5,631	0	0	5,559
07/31/16	1,000	0	0	6,000	6,036	0	0	5,971
07/31/17	1,000	3,137	3,137	10,137	3,105	2,370	0	5,475
07/31/18	1,000	0	3,137	11,137	3,903	2,242	0	6,145
07/31/19	1,000	0	3,137	12,137	4,947	2,278	0	7,225

The table below illustrates the effect of an automatic withdrawal program on an initial hypothetical investment of $10,000 on August 1, 2011 in the Fund for the life of the Fund. The illustration assumes that a sales load of 5.75% was deducted from the initial investment, that $800 was withdrawn annually and withdrawals were made first from income for the year, then from principal. Withdrawals from principal representing the sale of shares were assumed to have been in the order shares were acquired. Continued withdrawals in excess of current income can eventually exhaust principal, particularly in a period of declining market prices. That portion of the total amount withdrawn designated "From Investment Income Dividends" should be regarded as income; the remainder represents a withdrawal of principal. While this illustration assumes that $800 was withdrawn annually, the Fund may in other illustrations select any percentage or dollar amount to be withdrawn.

	Withdrawn	Withdrawn
	from	from		Cumulative	Value of	Accepted
Period			Annual total		remaining	as Capital
	investment	principal		total			Total Value
Ended			withdrawn		original	Gains
	income	and capital		withdrawn
	dividends	gains			shares	distributions
08/01/11	$0	$800	$800	$800	$8,629	$0	$8,629
07/31/12	0	800	800	1,600	7,251	0	7,251
07/31/13	0	800	800	2,400	7,566	0	7,566
07/31/14	0	800	800	3,200	7,625	0	7,625
07/31/15	0	800	800	4,000	7,501	0	7,501
07/31/16	0	800	800	4,800	6,011	0	6,011
07/31/17	800	0	800	5,600	2,509	1,968	4,477
07/31/18	800	0	800	6,400	2,075	727	2,803
07/31/19	800	0	800	7,200	2,076	0	2,076
TOTAL	$2,400	$4,800	$7,200

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund’s investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the given time period and should not be considered as a representation of what may be achieved in the future.

Statement of Additional Information Page 26

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

All securities and cash of the Fund are held by its custodian, UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106. Tait, Weller & Baker LLP, Two Liberty Place 50 South 16th Street, Suite 2900, Philadelphia PA 19102-2529 provides auditing and tax services to the Fund.

TRANSFER AGENT

The Fund’s transfer agent is Fund Services, Inc. 8730 Stony Point Parkway, Stony Point Bldg. III, Suite 205, Richmond, VA 23235.

Statement of Additional Information Page 27

AMERICAN GROWTH FUND, INC.
PART C - OTHER INFORMATION

Item 28. Exhibits

A. Articles of Incorporation. (6)
B. By-laws. as amended. (2)
C. Instruments Defining Rights of Security Holders.

See Article 4, 6 & 8 of Incorporation and Article 1, 4 & 7 of the Bylaws. (6)

D. Investment Advisory Contract. between Investment Research Corporation and Registrant.

1. Distribution Agreement for Class E Shares (6)
2. Distribution Agreement for Class F Shares (6)

E. Underwriting Contracts. Selling group agreement between World Capital Brokerage, Inc. and
Registrant. (6)
F. Bonus or Profit Sharing Contracts. Not applicable.
G. Custodian Agreements. between state UMB Bank NA and registrant. (1)
H. Other Material Contracts.

1. Retirement Plan Custodian Agreement between UMB Bank NA and Registrant. (1)
2. Transfer Agent Agreement between Fund Services, Inc. and Registrant. (7)
3. Registrants Self-Employed Retirement Plan. (2)
4. Registrants Simplified Employee Pension Plan Application and Agreement.(1)
5. Registrants Salary Reduction Simplified Employee Pension Plan Application and Agreement.
(4)
6. Registrants Individual Retirement Account Plan and Agreement. (6)
7. Registrants 403(b) Retirement Plan and Custody Agreement. (3)
8. Registrants Prototype Paired Defined Contribution Plans. (4)
9. Registrants Prototype Profit Sharing/401(k) Plan.(4)
10. Distribution Plan for Class E Shares (6)
11. Distribution Plan for Class F Shares (6)
12. Lease between Fidelity Leasing and Registrant. (7)

I. Legal Opinion. Incorporated by reference to Post-Effective Amendment No. 70 filed with the SEC on
February 23, 2011.
J. Other Opinions. Consent of Independent Registered Public Accounting Firm (filed herewith.)
K. Omitted Financial Statements. Not applicable.
L. Initial Capital Agreements. Not applicable.
M. Rule 12b-1 Plan. (6)
N. Rule 18f-3 Plan. Not applicable.
O. Reserved
P. Code of Ethics. (Filed herewith.)

(1) Incorporation by reference to identically numbered exhibit in Post Effective Amendment No.
42 to the Registration Statement under the securities Act of 1933 on Form N-1A (File No. 2-
14543) of Registrant filed on December 1, 1988.

(2) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543)
of Registrant filed on December 1, 1987.

(3) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 39

Part C Page 1

to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on October 1, 1985.

(4) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1990.

(5) Incorporated by reference to identically numbered exhibit in Post-Effective Amendment No. 46 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on December 1, 1992.

(6) Incorporated by reference to identically numbered exhibit in Post Effective Amendment No. 51 to the Registration Statement under the Securities Act of 1933 on Form N-1A (File No. 2-14543) of Registrant filed on October 2, 1996.

(7) Incorporated by reference to Post-Effective Amendment No. 102 filed on November 30, 2018

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

Indemnification. Reference is made to Article IX of the registrants By-Laws (Exhibit 2 to this registration Statement) and Article 7(c) of the registrants Articles of Incorporation (Exhibit 1 to this Registration Statement).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and 17(i) of such Act expressed in that Release remain in effect.

Item 31. Business and Other Connections of the Investment Adviser

The following table sets forth the principal business of each director and officer of the Investment Adviser of the Registrant for the last two fiscal years ended July 31, 2019.

Name & Position With
Principal Business
Investment Adviser

Timothy E. Taggart
President, Director

Part C Page 2

Michael L. Gaughan
Vice President, Secretary, Director

Patricia A. Blum
Vice President

Mr. Taggart is also President, Treasurer and a Director of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and President, Treasurer and a Director of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

Mr. Gaughan is also Vice President, and Secretary of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and Vice President, Secretary and a Director of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

Ms. Blum is also Vice President of World Capital Brokerage, Inc., the Registrants underwriter, 1636 Logan Street, Denver, Colorado; and Vice President of American Growth Financial Services, Inc., 1636 Logan Street, Denver, Colorado.

Item 32. Principal Underwriters

(a) State the name of each investment company (other than the Fund) for which each principal underwriter currently distributing the Fund´s securities also acts as a principal underwriter, depositor, or investment adviser.

None

(b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20:

(1)Name and Principal	(2)Position & Offices with	(3) Position & Offices with
Business Address	Underwriter	Registrant

Timothy E. Taggart
1636 Logan Street	President, Treasurer, Director	President, Treasurer, Director
Denver, CO 80203

Michael L. Gaughan
1636 Logan Street	Vice President and Secretary	CCO and Secretary
Denver, CO 80203

Patricia A. Blum
1636 Logan Street	Vice President	Vice President
Denver, CO 80203

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person: None

Part C Page 3

Item 33. Location of Accounts and Records

Location of Accounts and Records. All accounts and records required to be maintained by Section 31(a) of the Investment Company Act, and the rules and regulations promulgated thereunder, are located at the offices of the Registrant, 1636 Logan Street, Denver, Colorado 80203, and at the offices of its custodian UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106, and transfer agent, Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III, Suite 205, Richmond, VA 23235, and are under the general custody and control of its President, Timothy E. Taggart.

Item 34. Management Services
None

Item 35. Undertakings
None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver, and State of Colorado on the day of November 25, 2019.

American Growth Fund, Inc.

By /s/ Timothy E. Taggart
Timothy E. Taggart
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ Timothy E. Taggart
Timothy E. Taggart
Director
November 25, 2019

/s/ Eddie R. Bush
Eddie R. Bush
Director
November 25, 2019

/s/ Darrell Bush
Darrell Bush
Director
November 25, 2019

     Exhibit Index (J.) Consent of Independent Registered Public Accounting Firm. (P.) Code of Ethics.

Part C Page 4

Exhibit J. Consent of Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of American Growth Fund, Inc. Series Two, a series of American Growth Fund, Inc. and to the use of our report dated September 27, 2019 on the financial statements and financial highlights of

American Growth Fund, Inc. Series Two.

Such financial statements and financial highlights appear in the 2019 Annual Report to Shareholders which is included in the Statement of Additional Information.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania

November 18, 2019

Part C Page 5

Exhibit I. Code of Ethics

AMERICAN GROWTH FUND, INC.’S CODE OF ETHICS

American Growth Fund (“AGF”) associates are responsible for maintaining the highest ethical standards when conducting business, regardless of lesser standards that may be followed through business or community custom. In keeping with these standards, all associates must place the interests of clients and shareholders first.

AGF’s Code of Ethics requires that all associates: (1) act with integrity, competence and in an ethical manner; (2) comply with applicable U.S. federal securities laws, as well as all other applicable laws, rules and regulations; and (3) promptly report violations of the Code of Ethics to the Chief Compliance Officer or officer of AGF. Individuals reporting suspected violations of this Code of Ethics will be protected against retribution.

AGF associates are reminded that trading on the basis of material, non-public information acquired directly or indirectly from a confidential source is a violation of Rule 10b-5 under Section 10(b) of the Exchange Act.

As part of the Code of Ethics, AGF has adopted the guidelines and policies below to address certain aspects of AGF’s business. In the absence of specific guidelines and policies on a particular matter, associates must keep in mind and adhere to the requirements of the Code of Ethics set forth above.

It is important that all associates comply with the Code of Ethics, including its related guidelines and policies. Failure to do so could result in disciplinary action, including termination.

Questions regarding the Code of Ethics may be directed to the Chief Compliance Officer.

AGF’s code of ethics statement of general principles are listed below, and all advisory and access persons are expected to adhere to them at all times.

1. All personal securities transactions are to be conducted consistent with the code of ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of any individual's position of trust and responsibility; and

2. No advisory or access person will take inappropriate advantage of their position.

A. "Definitions"

1. "Access person" Rule 204A-1(c) of the 1940 Act defines “access person” as any supervised person of AGF (a) who has access to nonpublic information regarding any client’s purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any reportable fund; or (b) who is involved in making securities recommendations to clients, or who has access to such

Part C Page 6

recommendations that are nonpublic. Due to the nature of AGF, all directors and officers are also presumed to be access persons.

2. "Advisory person" means (a) any employee of AGF or of any company in a control relationship to AGF, who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by AGF, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to AGF who obtains information concerning recommendations made to AGF with regard to the purchase or sale of a security. A person does not become an "advisory person" simply by virtue of the following: (i) normally assisting in the reports, but not receiving information about current recommendations or trading; or (ii) a single instance of obtaining knowledge of current recommendations or trading activity, or infrequently and inadvertently obtaining such knowledge.

3. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and is being acted upon.

4. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires.

5. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act of 1940.

6. "Purchase or sale of a security" includes, inter alia, the purchase or sale of an instrument defined below as a security and the writing of an option to purchase or sell a security.

7. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, except that it shall not include;

a. Direct obligations of the United States Governments;

b. Bankers’ acceptances, bank certificates of deposit, commercial paper, repurchase agreements and other high quality short-term debt instruments;

c. Shares of money market funds;

d. Shares of open-end funds excluding the American Growth Fund;

e. Shares of unit investment trusts that are invested exclusively in unaffiliated open-end funds (UIT exchange-traded fund ARE reportable); and

f. Qualified tuition programs established pursuant to Section 529 of the Internal Revenue Code of 1986.

Part C Page 7

8. "Security held or to be acquired" means any security as defined herein which within the most recent 15 days, (i) is or has been held, or (ii) is being or has been considered for purchase.

B. Applicability of Restrictions and Procedures

AGF applies the code of ethics equally to all access persons. The only exempted transactions are:

1.	Purchases which are part of an automatic dividend reinvestment plan.
2.	Purchases and sales of shares of a mutual fund or variable annuity.
3.	Purchases or sales which receive the prior approval from the Board of Directors of AGF or AGF’s

CCO because: (i) the potential harm to AGF or a client is remote; (ii) because they would be very unlikely to affect a highly institutional market, or (iii) because they clearly are not related economically to the securities to be purchased, sold or held by AGF or a client.

4. Purchases or sales which receive approval from AGF’s CCO after they have been effected because; (i) all profits earned on such purchases or sales are disgorged and given to a charity chosen by the access person in question; and (ii) AGF’s CCO determines that such purchases or sales did not harm AGF or any AGF client.

C. Substantive Restrictions on Personal Investing Activities

The following restrictions apply to all access persons:

1. Initial Public Offerings. All access persons are prohibited from acquiring any securities in an initial public offering without receiving written prior approval from the Chief Compliance Officer.

2. Private Placements. All access persons must have, written, prior approval of any acquisition of securities in a private placement. This prior approval must take into account, among other factors, whether the investment opportunity should be reserved for an investment company and its shareholders, and whether the opportunity is being offered to the individual by virtue of his or her position with AGF. Anyone authorized to acquire securities in a private placement will be required to disclose that investment if or when they play a part in any subsequent considerations of an investment in the issuer. In such a circumstance, the investment company's decision to purchase securities of the issuer would be subject to an independent review by investment personnel with no personal interest in the issuer.

3. Blackout Periods. All portfolio managers or any other person that has current knowledge of a Fund or client portfolio is prohibited from executing a securities transaction on a day during which AGF or a client has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a portfolio manager or any other person that has current knowledge of a Fund or client portfolio is prohibited from buying or selling a security within at least seven calendar days before and after AGF or a client trades in that security. Any such trades generally will be unwound or, if

Part C Page 8

that is impractical, all profits from the trading will be disgorged to the appropriate investment company (or, alternatively, to a charitable organization).

4. Ban on Short-Term Trading Profits. In addition to the blackout periods described above, all access persons, absent permission to engage in short term trading, are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 calendar days unless prior written approval is obtained from the Chief Compliance Officer (“CCO”). Any profits realized on such short-term, non CCO approved trades will be required to be disgorged.

5. Gifts. All access persons are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of AGF. All gifts of any amount, other than of de minimis value, must be immediately reported in writing to the CCO.

6. Service as a Director. All access persons are prohibited from serving on the Boards of Directors of publicly traded companies, absent prior written authorization based upon a determination that the board service would be consistent with the interests of AGF and its shareholders. In the relatively small number of instances in which board service is authorized, persons serving as directors should be isolated from those making investment decision concerning the companies or company as which they serve as a director through "Chinese Wall" or other procedures

D. Compliance Procedures.

The following compliance procedures have been adopted in order to assure that the above restrictions are complied with by all access persons:

1. Preclearance. All access persons must "preclear" all personal securities investments. Written approval must be obtained from AGF’s CCO prior to the order being executed. Preclearance approvals are only good for 24 hours. Subsequent purchase(s) are subject to Preclearance. AGF’s CCO must have his trades precleared by another officer of AGF.

a. Securities Under Consideration. Preclearance cannot be granted to securities that AGF or an
Access Person is recommending or considering recommending for client portfolios.

b. Allocation of Investment Opportunities. Investment opportunities may be offered to clients before AGF or its Associates may act on them.

c. Exemptions from Preclearance of non-initial public offerings and non-private placements.

1. Members of the Board of Directors who qualify as disinterested persons under the Investment Company Act of 1940.

2. Purchases and sales of mutual funds and variable annuities.

3. Noting Quarterly Transaction Reports below, not exempting Substantive Restrictions on Personal Investing Activities above, access persons who are registered Investment Advisor Representatives are exempt from preclearance unless they wish to purchase or

Part C Page 9

sell a security, that is not a mutual fund or variable annuity, that is also held in a client’s portfolio.

2. Personal Accounts. All personal accounts held by Access Persons and their spouse, partner and children living at the same address are should be held at World Capital Brokerage, Inc. or Pershing. Access Persons and their spouse, partner and children living at the same address that hold accounts outside of World Capital Brokerage, Inc. or Pershing may incur additional administrative fees.

3. Post-Trade Monitoring. We may from time to time monitor personal investment activity by access persons after preclearance has been granted.

4. Disclosure of Personal Holdings. All access persons are required to disclose all personal securities holdings within 10 days of commencement of employment. Statement(s) provided must current as of a date not more than 45 days prior to the individual’s commencement of employment.

5. Certification of Compliance with Codes of Ethics. All access persons are required to certify quarterly that they have read and understand the code of ethics and recognize that they are subject thereto. Further, all access persons are required to certify quarterly that they have complied with the requirements of the code of ethics.

6. Quarterly Transaction Reports. All access persons are required to submit on a quarterly basis a dated Quarterly Transaction Report as provided by AGF. Access persons are required to disclose all security transactions in detail including; transaction type, trade date, price, name of security, number of shares, name of broker and the dollar amount of transaction. Access persons must also provide copies of all statements for all accounts held regardless of whether there was a transaction in that quarter reported.

Access Persons are not required to submit:

a. Holdings reports and quarterly transaction reports for securities held in accounts over which the access person had no direct or indirect influence or control;

b. Quarterly transaction reports for transactions effected pursuant to an automatic investment plan; or

c. Quarterly transaction reports that would duplicate information included in account statements or confirmations.

7. Review by The Board of Directors. AGF's management will prepare an annual report to the Board of Directors that, at a minimum ---

a. Summarizes existing procedures concerning personal investing and any changes in the procedures made during the past year;

b. Identifies any violations requiring significant remedial action during the past year; and

Part C Page 10

c. Identifies any recommended changes in existing restrictions or procedures based upon the investment company's experience under its code of ethics, evolving industry practices, or developments in applicable laws or regulations.

E. Review Process

All monthly reports will be reconciled back to their pre-approved list by a non-interested person. The CCO will perform an additional review.

F. Record Keeping

For a period of five years, AGF will retain;

1. A copy of and Code of Ethics (“Code”) that is currently in effect or any Code that was in effect at any time within the prior five years, including any amendments thereto;

2.	A record of any violation of the Code, and any actions taken in response to such violations;
3.	A record of all written acknowledgements of receipt of the Code and any amendments for each person who is currently, or within the past five years was, a Supervised Person of AGF;

4. A record of all quarterly transaction reports made by Access Persons, including any account statements or trade confirmations provided in lieu of transaction reports;

5. A record of the names of all current Access Persons, any persons who were Access Persons during the preceding five years; and

6. A record of any decision and the reason supporting the decision, to approve an Access Person’s participant in an IPO or limited offering for a period of five years from the end of the fiscal year in which the approval is granted.

Part C Page 11